VANGUARD WINDSOR(TM) FUND
  ANNUAL REPORT * OCTOBER 31, 2002

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

SUMMARY

* The Investor Shares of Vanguard Windsor Fund returned -14.5% for the 2002 fiscal year, falling short of the results for our benchmarks, which also saw severe declines.

* The stock market was plagued by weak corporate earnings, a tepid economy, and talk of war with Iraq. Broad indexes hit multiyear lows in early October.

* The fund's positions in WorldCom, Adelphia Communications, and Tyco International did the worst damage to its return in the 12 months ended October 31.

CONTENTS

1 Letter from the Chairman
6 Adviser's Report
9 Fund Profile
10 Glossary of Investment Terms
11 Performance Summary
12 Your Fund's After-Tax Returns
13 Financial Statements

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

VANGUARD(R) WINDSOR(TM) FUND experienced a very disappointing 2002 fiscal year, with its Investor Shares returning -14.5%. (The fund's Admiral(TM) Shares, which were launched on November 12, 2001, returned -17.6%. For shareholders who converted from Investor to Admiral Shares the full fiscal-year return also was -14.5%.) Most stock market investments declined sharply in the period--the Wilshire 5000 Total Market Index returned -13.4%--but Windsor Fund fell somewhat farther than its comparative standards. The fund contended not only with the brutal market, but also with allegations of massive fraud perpetrated by the executives at some of its large holdings.

--------------------------------------------------------------------------------
2002 TOTAL RETURNS                                             FISCAL YEAR ENDED
                                                                      OCTOBER 31
--------------------------------------------------------------------------------
VANGUARD WINDSOR FUND
  Investor Shares                                                         -14.5%
  Admiral Shares*                                                         -17.6
Average Multi-Cap Value Fund**                                            -12.6
Russell 1000 Value Index                                                  -10.0
Wilshire 5000 Index                                                       -13.4
--------------------------------------------------------------------------------
*Since inception on November 12, 2001.
**Derived from data provided by Lipper Inc.

     During the past 12 months, the average multi-capitalization value fund returned -12.6% and the Russell 1000 Value Index, -10.0%. Although Windsor Fund's performance fell short of the results for these comparative standards, clearly investors had little to celebrate in any of them.

     The per-share distributions and price changes that make up your fund's total returns appear on page 5. If you hold Vanguard Windsor Fund in a taxable account, you may wish to review our report on the fund's after-tax returns on page 12.

STOCKS FALTERED; THE FED CUT INTEREST RATES

Weak corporate earnings, a tepid economy, and talk of war with Iraq plagued the stock market during the fiscal year, with broad indexes hitting multiyear lows in early October. A strong rebound in the final weeks mitigated some of the damage, but the overall U.S. equity market finished the period with a double-digit decline.

     The troubles were widespread, but smaller companies held up better than large companies. And value stocks--those considered "cheap" when measured against earnings, book value, or other standards--lost less ground than growth issues.
                                                    ----------------------------
                                                                  ADMIRAL SHARES
                                                    A LOWER-COST SHARE CLASS FOR
                                                        INVESTORS WHOSE LARGE OR
                                                          LONG-STANDING ACCOUNTS
                                                     PROVIDE ECONOMIES OF SCALE.
                                                    ----------------------------

International markets did not provide much shelter. Stocks outside the United States, as measured by the Morgan Stanley Capital International All Country World Index Free ex USA, declined -10.9% overall in U.S. dollar terms. That figure would have been worse had it not been for the emerging markets, which defied the trend by providing positive returns as a group.

--------------------------------------------------------------------------------
MARKET BAROMETER                                    AVERAGE ANNUAL TOTAL RETURNS
                                                  PERIODS ENDED OCTOBER 31, 2002
                                                  ------------------------------
                                                 ONE          THREE         FIVE
                                                YEAR          YEARS        YEARS
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)               -14.6%         -11.7%         0.7%
Russell 2000 Index (Small-caps)               -11.6           -3.2         -1.7
Wilshire 5000 Index (Entire market)           -13.4          -11.3          0.1
MSCI All Country World Index Free
  ex USA (International)                      -10.9          -13.1         -3.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     5.9%           9.2%         7.4%
  (Broad taxable market)
Lehman 10 Year Municipal Bond Index             6.2            8.2          6.3
Salomon Smith Barney 3-Month
  U.S. Treasury Bill Index                      1.9            4.1          4.4
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            2.0%           2.5%         2.3%
--------------------------------------------------------------------------------

     The U.S. economy recovered from 2001's recession, but its expansion was less than robust. Nevertheless, in a promising sign, business spending on computer hardware and software grew modestly in the second half of the fiscal year after a lengthy period of steep declines. And corporate profits in the third calendar quarter of 2002 were, on average, up modestly from the weak numbers reported a year earlier.

     Meanwhile, near-stable prices allowed the Federal Reserve Board to continue cutting interest rates to spur the economy. Early in the fiscal year, the Fed twice cut its target for the federal funds rate--the interest charged on overnight loans between banks--by a total of 75 basis points (0.75 percentage point) to 1.75%, the lowest level in four decades. (Just after the fiscal year-end, the Fed made yet another cut, bringing the target rate to 1.25%.)

DOWNGRADES AND DEFAULTS ROSE, BUT BONDS POSTED SOLID RETURNS

Bonds generated respectable returns, with the Lehman Brothers Aggregate Bond Index--a proxy for taxable investment-grade bonds--gaining 5.9%. But corporate issues were dogged by downgrades and defaults. For every issuer that received a higher credit rating during the third calendar quarter of 2002, five saw downgrades, according to Moody's Investors Service.

     The credit problems in the corporate sector made government and agency securities, which have essentially no credit risk (or very little), especially appealing to investors, and they posted the bond market's highest returns. In early October, the yield of the 10-year U.S.

--------------------
BONDS GENERATED
RESPECTABLE RETURNS,
BUT CORPORATE
ISSUES WERE DOGGED
BY DOWNGRADES
AND DEFAULTS.
--------------------

Treasury note fell to 3.61%--its lowest level in more than 40 years. (Yields move in the opposite direction from bond prices.) At the fiscal year-end, the 10-year Treasury's yield was 3.89%, down 34 basis points from the start of the period.
                                                   -----------------------------
                                                             THE FUND'S PROBLEMS
                                                              WERE COMPOUNDED BY
                                                         ITS SIZABLE INVESTMENTS
                                                                    IN WORLDCOM,
                                                             TYCO INTERNATIONAL,
                                                   AND ADELPHIA COMMUNICATIONS--
                                                        HIGH-PROFILE MALEFACTORS
                                                       IN THE CORPORATE SCANDALS
                                                        THAT ROILED THE MARKETS.
                                                   -----------------------------

FOR THE FUND, BIG FAILURES OVERSHADOWED NOTABLE SUCCESSES

During  the  past  12  months,  Vanguard  Windsor  Fund  faced  the  same  tough environment confronted by all stock investors. Unfortunately, the fund's problems were compounded by its sizable investments in WorldCom, Tyco International, and Adelphia Communications--high-profile malefactors in the corporate scandals that roiled the markets in 2001 and 2002. WorldCom and Adelphia went bankrupt, their financial statements revealed as a fiction. Tyco came under siege for allegations of fraud perpetrated by its former executives. These three stocks alone pruned more than six percentage points from the value of Windsor Fund's shares during fiscal 2002.

     Although Windsor also sustained notable losses among its holdings in the integrated oils and technology sectors, for the most part the fund's other stocks performed reasonably well, both on an absolute basis and relative to comparative standards. Your fund booked solid gains in its health care and consumer discretionary stocks--two sectors of the market in which competing fund managers struggled to produce value for their investors.

     One encouraging development was the fund's success with positions in the pharmaceuticals giant Pharmacia and the packaging company Jefferson Smurfit Group. Both companies received acquisition offers in the 12-month period, powering their stock prices higher. Your fund's primary adviser, Wellington Management Company, beat the crowd in identifying these good businesses selling at reasonable prices and reaped the rewards when other investors caught up.

YOUR FUND'S FOCUS ON VALUE HAS YIELDED LONG-TERM REWARDS

The past 12 months were among the toughest periods on record for stock investors, a time made even tougher

--------------------------------------------------------------------------------
FUND ASSETS MANAGED                                             OCTOBER 31, 2002
                                                          ----------------------
                                                          $ MILLION   PERCENTAGE
--------------------------------------------------------------------------------
Wellington Management Company, LLP                          $ 9,272          70%
Sanford C. Bernstein & Co., LLC                               3,600          27
Cash Investments*                                               354           3
--------------------------------------------------------------------------------
Total                                                       $13,226         100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser also may maintain a modest cash position.

--------------------------------------------------------------------------------
TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                OCTOBER 31, 2002
                                                    ----------------------------
                                                    AVERAGE       FINAL VALUE OF
                                                     ANNUAL            A $10,000
                                                     RETURN   INITIAL INVESTMENT
--------------------------------------------------------------------------------
Windsor Fund Investor Shares                          10.4%              $26,962
Average Multi-Cap Value Fund                           9.2                24,085
Russell 1000 Value Index                              11.2                29,015
Wilshire 5000 Index                                    9.4                24,463
--------------------------------------------------------------------------------

by the corporate governance scandals that contributed to Windsor's poor showing. But a longer-term review provides some perspective. Windsor's aggressive approach to investing in stocks that its two advisers consider undervalued has yielded good results over the past decade.

     During the ten years ended October 31, a $10,000 investment in Vanguard Windsor Fund would have grown to $26,962, as shown in the above table. Value stocks in general did well over the period, with the Russell 1000 Value Index providing the highest return shown, but your fund performed commendably relative to the broad market and the average competing mutual fund. A $10,000 investment in your fund's average peer would have increased to $24,085. Windsor's $2,877 margin of superiority reflects both the skill of the advisers--Wellington Management and Sanford C. Bernstein & Co.--and the fund's modest operating costs. While the average peer fund extracted 1.46% (or $14.60 for every $1,000 invested) for expenses from the fund's average net assets over the past year, Windsor charged just 0.45%. This 1.01-percentage-point difference winds up in shareholders'--not fund managers'--pockets.

KEEP YOUR EYES ON THE PLAN

For investors, the most counterproductive approach to the stock market's grueling downturn would be to panic and abandon stocks. Investing is a long-term undertaking, and building the wealth necessary to meet significant long-term goals takes time and the ability to withstand the stock market's downs in order to profit from its ups. It seems like quite a while since investors have enjoyed the ups, but stock prices, and the performance of Vanguard Windsor Fund, will see better days. Unfortunately, no one can say when.

     A wise approach to this uncertainty is to develop and stick with a sensible long-term investment plan, which includes a mix of stock, bond, and money market funds in proportions suited to your goals and circumstances. Vanguard Windsor Fund can be one component of that plan, serving as a true-blue value fund. By ignoring the market's daily noise and focusing on the fundamental elements of a sensible investing program--asset allocation, diversification, and cost control--you enhance your prospects of success.

----------------------
TO BUILD WEALTH,
INVESTORS MUST BE
ABLE TO WITHSTAND THE
MARKET'S  INEVITABLE--
BUT UNPREDICTABLE--
DOWNTURNS.
----------------------

     We thank you for entrusting your assets to us and for your steadfastness in the face of challenging equity markets.


Sincerely,
/S/ JOHN J. BRENNAN
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

NOVEMBER 12, 2002

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            OCTOBER 31, 2001-OCTOBER 31, 2002

                                                         DISTRIBUTIONS PER SHARE
                                                       -------------------------
                                 STARTING       ENDING      INCOME       CAPITAL
                              SHARE PRICE  SHARE PRICE   DIVIDENDS         GAINS
--------------------------------------------------------------------------------
Windsor Fund
  Investor Shares                 $14.27        $11.81      $0.169        $0.312
  Admiral Shares                   50.00*        39.88       0.592         1.054
--------------------------------------------------------------------------------
*At inception on November 12, 2001.

ADVISER'S REPORT

Vanguard Windsor Fund had a disappointing result for the year ended October 31, 2002. The -14.5% return of the fund's Investor Shares was only a little better than the -15.1% decline turned in by the Standard & Poor's 500 Index, a benchmark of large-cap stocks, and worse than the -12.6% showing of the average multi-cap value fund. We were able to get through the tough markets of 2000 and 2001 in good absolute and relative shape, but, unfortunately, not in 2002.

     The result for the year was significantly affected by the disastrous collapse of WorldCom and Adelphia Communications. Our investment case for
WorldCom was that the enterprise long-distance business was cyclically depressed, that it would recover with the economy, and that, as one of the two big players in long distance, WorldCom offered a solid way to play that recovery. As for Adelphia, we like the cable industry for its double-digit growth prospects on the back of new service rollouts, and Adelphia presented an attractive way to participate in that growth.

     Until the discovery of massive fraud at both companies, we had no sense that WorldCom was improperly capitalizing billions of dollars of expenses that should have been reported in its income statement, or that the Adelphia managers were looting and encumbering the company (not to mention padding subscriber counts, running two sets of capital expenditure books, and more) to benefit themselves at the expense of the public shareholders. Fraud or not, the bottom line is we lost a lot of money on these two stocks, and they were quite a significant detriment to the fund's performance.

--------------------------------------------------------------------------------
INVESTMENT PHILOSOPHY

THE FUND REFLECTS A BELIEF THAT SUPERIOR LONG-TERM INVESTMENT RESULTS CAN BE ACHIEVED BY EMPHASIZING COMMON STOCKS THAT ARE GENERALLY MISUNDERSTOOD, OUT OF FAVOR, OR UNDERVALUED BY FUNDAMENTAL MEASURES SUCH AS PRICE/EARNINGS RATIO OR DIVIDEND YIELD. THE FUND MAY CONCENTRATE A LARGE PORTION OF ASSETS IN THOSE SECURITIES OR INDUSTRIES THE ADVISERS BELIEVE OFFER THE BEST RETURN POTENTIAL.
--------------------------------------------------------------------------------

     Once you get past the WorldCom and Adelphia disasters, the fund was down a bit less than the average multi-cap value fund, but down nonetheless. Fundamentally, the rest of the portfolio performed well, and the underlying earnings met our expectations, for the most part. The net result--lower market prices, but earnings that held up--is that the portfolio is currently very cheap, even by Windsor standards, and we think it offers unusual upside appreciation potential. Our portfolio trades at a very low 11 times 2003 earnings, a substantial discount to the S&P 500 Index's price/earnings ratio of nearly 17. And yet the average projected five-year earnings growth rate of our companies is slightly greater than that of the S&P 500 Index--12.3% versus 11.8%. Given market-type earnings growth, we'd look for our portfolio's P/E to move from a 35% discount to the market to a level more in line with the market, which would result in attractive returns for Windsor shareholders.

     Within our dirt-cheap portfolio, there are some large holdings that are particularly "beaten up," and in general, we are looking to these names to lead the rebound that we expect in our performance. These include Citigroup, Alcoa, Tyco, Petrol Brasil, AOL Time Warner, CIT, Comcast, and our tech holdings except for IBM. These stocks total almost 30% of our portion of the portfolio and offer 55% to 80% appreciation potential based on our target prices.

     A shining example of a company whose fundamentals have been coming through even while the stock price is under a lot of pressure is Citigroup, the fund's largest holding. Through October 31, the stock was down -22%, but earnings were right on track, notwithstanding the challenging environment for some of Citigroup's businesses--the same environment that has wreaked havoc on competitors such as J.P. Morgan Chase. Citi now trades at only 11 times next year's earnings. With earnings growth prospects of 12% per year, we think Citigroup is worth a market-level P/E once we see the return of a more confident market environment, which we expect in due course. That's a 55% upside from where the stock is now trading. Certainly the stock has been buffeted by a steady stream of negative headlines related to ex-Citi analyst Jack Grubman and to the bank's financing of Enron and WorldCom, but we think the bank's actual liability in these matters is limited. We expect Citi to wind up settling them for something on the order of $2 billion, which pales in comparison to the tens of billions of dollars taken out of its market capitalization on account of these problems.

     We had some large holdings that were "good guys" during the year. These included two buyouts--Pharmacia, which is being acquired by Pfizer, and Jefferson Smurfit Group, which was taken over by a leveraged buyout firm. Other good stocks were TJX Companies and Ross Stores, our two discounters, and Washington Mutual and Golden West, our two big savings-and-loan holdings.

     We are  still  constructive  on the U.S.  economy,  at a time when many are forecasting a "double-dip" recession. We think that consumer spending will continue to grow, supported by ongoing 3% growth in real disposable income, and that capital spending will start to rebound to some degree. As a result, we anticipate 3% or so real GDP growth next year, and a 10% growth in corporate profits. We also anticipate a gradual return of investor confidence, as the quality and reliability of financial statements improve and as corporate governance is strengthened. All this should make for a more confident market environment, one in which our characteristically somewhat offbeat and imaginative fare will prosper.

     In sum, we are disappointed with our results this year, but we remain confident that we can deliver an outstanding longer-term return to you. We are committed to that end.

CHARLES T. FREEMAN, PORTFOLIO MANAGER
DAVID R. FASSNACHT, ASSISTANT PORTFOLIO MANAGER
WELLINGTON MANAGEMENT COMPANY, LLP

NOVEMBER 12, 2002

--------------------------------------------------------------------------------
FUND PROFILE                                              AS OF OCTOBER 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

WINDSOR FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                       COMPARATIVE         BROAD
                                                  FUND      INDEX*       INDEX**
--------------------------------------------------------------------------------
Number of Stocks                                   165         752        5,691
Median Market Cap                               $11.1B      $22.7B        $28.0B
Price/Earnings Ratio                             19.4x       18.8x         22.6x
Price/Book Ratio                                  1.8x        1.9x          2.5x
Yield                                                         2.6%          1.7%
  Investor Shares                                 1.5%
  Admiral Shares                                  1.5%
Return on Equity                                 19.1%       19.2%         21.4%
Earnings Growth Rate                             13.6%        5.1%          9.3%
Foreign Holdings                                  8.1%        0.0%          0.3%
Turnover Rate                                      30%          --            --
Expense Ratio                                                   --            --
  Investor Shares                                0.45%
  Admiral Shares                                0.40%+
Cash Investments                                  0.5%          --            --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Citigroup, Inc.                                                             5.7%
  (banking)
Washington Mutual, Inc.                                                     3.6
  (banking)
TJX Cos., Inc.                                                              3.2
  (retail)
Alcoa Inc.                                                                  3.1
  (metals & mining)
Pharmacia Corp.                                                             3.1
  (pharmaceuticals)
International Business Machines Corp.                                       3.0
  (computer hardware)
Tyco International Ltd.                                                     2.3
  (conglomerate)
Comcast Corp.                                                               2.0
  (telecommunications)
Eaton Corp.                                                                 2.0
  (manufacturing)
Ross Stores, Inc.                                                           2.0
  (retail)
--------------------------------------------------------------------------------
Top Ten                                                                    30.0%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                               COMPARATIVE                 BROAD
                                 FUND               INDEX*    FUND       INDEX**
--------------------------------------------------------------------------------
R-Squared                        0.92                 1.00    0.55          1.00
Beta                             1.15                 1.00    0.77          1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT FOCUS

Market Cap      Medium
Style           Value
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
                                                       COMPARATIVE         BROAD
                                        FUND                INDEX*       INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                   5.2%                  3.2%          2.6%
Consumer Discretionary                 13.0                  10.6          15.4
Consumer Staples                        0.9                   5.6           7.7
Financial Services                     29.8                  34.4          22.6
Health Care                             9.9                   3.7          14.2
Integrated Oils                         5.1                   8.9           3.6
Other Energy                            1.5                   1.6           2.0
Materials & Processing                 11.6                   5.8           3.6
Producer Durables                       4.2                   4.2           3.8
Technology                              7.1                   5.5          12.7
Utilities                               6.8                  14.7           6.8
Other                                   4.9                   1.8           5.0
--------------------------------------------------------------------------------
*Russell 1000 Value Index.
**Wilshire 5000 Index.
+Annualized.


                                                            VISIT OUR WEBSITE AT
                                                                WWW.VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the fund's "best fit" index benchmark and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by the fund's "best fit" index benchmark and by an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index. (degree)
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                       AS OF OCTOBER 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

WINDSOR FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE OCTOBER 31, 1992-OCTOBER 31, 2002

                                    AVERAGE
                 WINDSOR FUND     MULTI-CAP  RUSSELL 1000      WILSHIRE
                     INVESTOR    VALUE FUND   VALUE INDEX    5000 INDEX
         199210         10000         10000         10000         10000
         199301         11383         10771         10881         10730
         199304         11679         10956         11448         10746
         199307         12262         11335         12069         11132
         199310         12829         11953         12516         11778
         199401         13646         12457         12963         12167
         199404         12731         11854         12285         11464
         199407         13465         12051         12506         11601
         199410         13643         12390         12612         12073
         199501         13096         12193         12619         12043
         199504         14453         13284         13829         13172
         199507         16113         14566         15115         14631
         199510         16072         14928         15725         15183
         199601         17195         16217         17465         16515
         199604         18288         16934         17965         17408
         199607         17813         16381         17516         16780
         199610         19794         18008         19457         18493
         199701         22429         19828         21601         20540
         199704         22480         19731         22018         20478
         199707         26303         23451         26069         24700
         199710         25145         23194         25915         24336
         199801         25743         23918         27456         25736
         199804         29581         26588         31305         29335
         199807         26948         25238         30684         28908
         199810         24948         24307         29756         27935
         199901         25901         26253         32460         32756
         199904         30437         27824         35715         34358
         199907         29619         28009         35284         34213
         199910         28377         27156         34674         35107
         200001         27024         26699         33442         37417
         200004         29125         27735         34330         38416
         200007         29280         27698         33521         37921
         200010         31669         30127         36587         37953
         200101         34915         31307         37136         36101
         200104         35420         30356         36536         32988
         200107         35510         30485         36450         32216
         200110         31552         27566         32247         28249
         200201         34680         29620         34656         30573
         200204         33954         29443         35108         29730
         200207         28035         24970         30166         25109
         200210         26962         24085         29015         24463
--------------------------------------------------------------------------------

                                    AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED OCTOBER 31, 2002
                                   ------------------------------    FINAL VALUE
                                   ONE           FIVE         TEN   OF A $10,000
                                  YEAR          YEARS       YEARS     INVESTMENT
--------------------------------------------------------------------------------
Windsor Fund Investor Shares   -14.55%          1.40%      10.43%        $26,962
Average Multi-Cap Value Fund*  -12.63           0.76        9.19          24,085
Russell 1000 Value Index       -10.02           2.29       11.24          29,015
Wilshire 5000 Index            -13.40           0.10        9.36          24,463
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                                            SINCE  OF A $250,000
                                                      INCEPTION**     INVESTMENT
--------------------------------------------------------------------------------
Windsor Fund Admiral Shares                               -17.61%       $205,985
Russell 1000 Value Index                                  -13.52         216,206
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) OCTOBER 31, 1992-OCTOBER 31, 2002.

                         FUND          INDEX
           1993          28.3          25.2
           1994           6.3           0.8
           1995          17.8          24.7
           1996          23.2          23.7
           1997            27          33.2
           1998          -0.8          14.8
           1999          13.7          16.5
           2000          11.6           5.5
           2001          -0.4         -11.9
           2002         -14.5           -10
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2002.

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                 TEN YEARS
                                              ONE   FIVE    --------------------
                          INCEPTION DATE     YEAR  YEARS  CAPITAL   INCOME TOTAL
--------------------------------------------------------------------------------
Windsor Fund
  Investor Shares             10/23/1958  -20.21% -1.46%    7.32%   2.27%  9.59%
  Admiral Shares              11/12/2001 -24.34**     --       --      --     --
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**Return is since inception on November 12, 2001.
Note: See Financial Highlights tables on pages 19 and 20 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)

     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2002

                                                   ONE YEAR FIVE YEARS TEN YEARS
                                                --------------------------------
Windsor Fund Investor Shares
  Returns Before Taxes                              -14.55%      1.40%    10.43%
  Returns After Taxes on Distributions              -15.28      -1.44      7.29
  Returns After Taxes on Distributions
    and Sale of Fund Shares                          -8.43       0.58      7.64
--------------------------------------------------------------------------------

FINANCIAL STATEMENTS                                      AS OF OCTOBER 31, 2002
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                                    SHARES     (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.8%)(1)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.1%)
     Canadian National Railway Co.                           5,975,600   254,979
*    Compagnie Generale des
       Etablissements Michelin
       Class B                                               2,891,686    84,078
     Norfolk Southern Corp.                                  2,743,600    55,421
     Genuine Parts Co.                                       1,712,900    50,599
     Burlington Northern
       Santa Fe Corp.                                        1,949,000    50,148
     CSX Corp.                                               1,619,900    44,709
     Magna International, Inc. Class A                         638,700    34,522
*(2) Continental Airlines, Inc. Class B                      5,116,400    32,489
*    Northwest Airlines Corp. Class A                        2,809,700    19,246
     Dana Corp.                                              1,550,200    15,502
*    Lear Corp.                                                362,500    13,249
     The Goodyear Tire & Rubber Co.                            897,000     6,369
     Delta Air Lines, Inc.                                     578,300     5,829
                                                                      ----------
                                                                         667,140
                                                                      ----------
CONSUMER DISCRETIONARY (12.6%)
     TJX Cos., Inc.                                         20,305,700   416,673
(2)  Ross Stores, Inc.                                       6,167,600   258,114
*    AOL Time Warner Inc.                                   15,850,600   233,796
*    Republic Services, Inc. Class A                         8,167,000   168,077
*    Staples, Inc.                                          10,780,100   167,092
*    BearingPoint, Inc.                                      8,943,400    69,759
*    Accenture Ltd.                                          2,850,600    48,118
     Gannett Co., Inc.                                         578,300    43,910
     Leggett & Platt, Inc.                                   2,013,600    41,984
     May Department Stores Co.                               1,780,400    41,572
     VF Corp.                                                  994,300    36,610
*    Federated Department Stores, Inc.                       1,100,300    33,779
     Liz Claiborne, Inc.                                     1,077,000    32,008
     Whirlpool Corp.                                           629,800    29,355
*    TMP Worldwide, Inc.                                     1,550,000    23,994
     Sears, Roebuck & Co.                                      841,800    22,106
                                                                      ----------
                                                                       1,666,947
                                                                      ----------

CONSUMER STAPLES (0.9%)
     Philip Morris Cos., Inc.                                1,902,900    77,543
     Tyson Foods, Inc.                                       1,911,500    21,160
     SuperValu Inc.                                            942,100    15,827
                                                                      ----------
                                                                         114,530
                                                                      ----------
FINANCIAL SERVICES (28.8%)
  BANKS--NEW YORK CITY (0.1%)
     J.P. Morgan Chase & Co.                                   415,800     8,628

BANKS--OUTSIDE NEW YORK CITY (6.3%)
     UnionBanCal Corp.                                       4,164,100   177,807
     Bank of America Corp.                                   2,313,500   161,482
     U.S. Bancorp                                            5,954,821   125,587
     Wachovia Corp.                                          2,531,300    88,064
     Bank One Corp.                                          2,220,900    85,660
     FleetBoston Financial Corp.                             2,700,704    63,169
     National City Corp.                                     2,185,700    59,298

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                                    SHARES     (000)
--------------------------------------------------------------------------------
     Regions Financial Corp.                                 1,533,450    51,938
     Wells Fargo & Co.                                         510,000    25,740

DIVERSIFIED FINANCIAL SERVICES (6.9%)
     Citigroup, Inc.                                        20,240,246   747,877
*    CIT Group Inc.                                          5,191,700    92,464
     Metropolitan Life Insurance Co.                         1,773,100    42,342
*    Promise Co. Ltd.                                          866,200    28,070
*    Takefuji Corp.                                             96,450     4,047
     Morgan Stanley                                             76,400     2,973

FINANCIAL--MISCELLANEOUS (2.2%)
     Fannie Mae                                              2,481,300   165,900
     Freddie Mac                                             1,842,300   113,449
(2)  Metris Cos., Inc.                                       6,226,700    17,746

INSURANCE--MULTILINE (2.5%)
     CIGNA Corp.                                             3,265,400   118,012
     The Hartford Financial Services Group Inc.              2,566,700   101,385
     Torchmark Corp.                                         1,182,800    42,344
     American International Group, Inc.                        550,000    34,402
     St. Paul Cos., Inc.                                       900,000    29,520

INSURANCE--PROPERTY-CASUALTY (4.2%)
     RenaissanceRe Holdings Ltd.                             3,231,100   132,475
     Ace, Ltd.                                               4,039,900   124,227
*(2) IPC Holdings Ltd.                                       2,713,000    84,564
     PartnerRe Ltd.                                          1,563,700    82,876
     The Chubb Corp.                                           907,500    51,192
*    Travelers Property Casualty Corp. Class A               2,963,664    39,328
*    Travelers Property Casualty Corp. Class B               1,473,837    19,926
     The PMI Group Inc.                                        612,100    18,241

REAL ESTATE INVESTMENT TRUSTS (0.7%)
     Liberty Property Trust REIT                             3,326,300    97,594

SAVINGS & LOAN (5.5%)
     Washington Mutual, Inc.                                13,463,019   481,438
     Golden West Financial Corp.                             2,737,800   189,072
     Charter One Financial, Inc.                             1,780,650    53,918
*    Dime Bancorp Inc.
       Litigation Tracking Warrants                          7,762,100       776

SECURITIES BROKERS & Services (0.4%)
     Lehman Brothers Holdings, Inc.                            912,900    48,630
                                                                      ----------
                                                                       3,812,161
                                                                      ----------
HEALTH CARE (9.5%)
     Pharmacia Corp.                                         9,405,604   404,441
*(2) Health Net Inc.                                        10,504,860   245,814
     Abbott Laboratories                                     4,112,400   172,186
     Aventis SA ADR                                          2,403,850   142,308
*    Oxford Health Plans, Inc.                               3,758,400   133,649
     Merck & Co., Inc.                                       1,603,000    86,947
     Aetna Inc.                                                875,400    35,279
     Wyeth                                                     882,400    29,560
*    PacifiCare Health Systems, Inc.                           201,400     5,953
     Aventis SA Class A                                         96,171     5,757
                                                                      ----------
                                                                       1,261,894
                                                                      ----------

INTEGRATED OILS (4.9%)
  ConocoPhillips                                             3,166,499   153,575
  ExxonMobil Corp.                                           4,459,008   150,090
  Petrol Brasil ADR                                          9,368,700   123,948
  Occidental Petroleum Corp.                                 2,623,200    74,840
  ChevronTexaco Corp.                                          816,739    55,236
  Petro Canada                                               1,931,900    54,422
  Petrol Brasil Series A ADR                                 3,311,400    39,935
                                                                      ----------
                                                                         652,046
                                                                      ----------
OTHER ENERGY (1.5%)
  GlobalSantaFe Corp.                                        3,078,600    73,579
  Valero Energy Corp.                                        1,700,500    59,875
  Devon Energy Corp.                                           618,326    31,225
  EnCana Corp.                                               1,051,950    30,612
* Reliant Resources, Inc.                                       87,400       164
                                                                      ----------
                                                                         195,455
                                                                      ----------
MATERIALS & Processing (11.2%)
     Alcoa Inc.                                             18,611,768   410,576
(2)  Engelhard Corp.                                         9,566,700   211,902
     Air Products & Chemicals, Inc.                          3,319,200   146,709
     Abitibi-Consolidated, Inc.                             14,625,389    92,871
*    Packaging Corp. of America                              4,985,200    86,643
*    Smurfit-Stone Container Corp.                           4,922,663    64,044
     Monsanto Co.                                            3,596,900    59,457
     International Paper Co.                                 1,497,281    52,300
     Dow Chemical Co.                                        1,854,900    48,209
     Sonoco Products Co.                                     1,942,300    45,644
*    Pechiney SA ADR A                                       2,757,128    41,936
     Rohm & Haas Co.                                         1,222,800    40,683
     MeadWestvaco Corp.                                      1,835,400    38,452
     Georgia Pacific Group                                   1,939,371    23,660
     Eastman Chemical Co.                                      600,500    21,822
     Temple-Inland Inc.                                        467,800    19,189
     Ashland, Inc.                                             607,000    15,934
*    Owens-Illinois, Inc.                                    1,303,800    15,633
*    AK Steel Corp.                                          1,672,452    12,109
     Boise Cascade Corp.                                       473,900    11,274
     Sherwin-Williams Co.                                      380,450    10,405
*    Crown Cork & Seal Co., Inc.                             1,398,300     8,949
*    Phosphate Resources Partners LP                         3,887,000     7,852
                                                                      ----------
                                                                       1,486,253
                                                                      ----------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                                SHARES     (000)
--------------------------------------------------------------------------------
PRODUCER DURABLES (4.0%)
     KB HOME                                                 2,400,900   113,322
*(2) Toll Brothers, Inc.                                     5,096,332   104,373
 (2) MDC Holdings, Inc.                                      1,742,783    65,424
     Parker Hannifin Corp.                                     975,600    42,565
     Pulte Homes, Inc.                                         861,900    39,578
     Centex Corp.                                              840,400    38,221
*(2) Axcelis Technologies, Inc.                              6,700,589    36,049
*    Teradyne, Inc.                                          2,698,400    32,678
     Cooper Industries, Inc. Class A                         1,032,400    32,510
*    Varian Semiconductor Equipment Associates, Inc.           579,500    13,804
*    Thomas & Betts Corp.                                      648,600    10,741
     CNH Global NV                                             827,400     2,524
*    Beazer Homes USA, Inc.                                      8,300       546
                                                                      ----------
                                                                         532,335
                                                                      ----------
TECHNOLOGY (6.9%)
     International Business Machines Corp.                   5,067,700   400,044
*(2) Arrow Electronics, Inc.                                10,227,100   134,282
     Hewlett-Packard Co.                                     5,261,300    83,129
*    Flextronics International Ltd.                          6,331,400    52,930
*    Nortel Networks Corp.                                  36,206,200    44,534
     Avnet, Inc.                                             4,450,400    41,389
*    Cisco Systems, Inc.                                     2,907,800    32,509
*    Tellabs, Inc.                                           3,970,900    30,496
*    Ingram Micro, Inc. Class A                              1,470,500    21,072
*    Vishay Intertechnology, Inc.                            2,044,621    21,060
*    Unisys Corp.                                            2,409,700    21,037
*    Corning, Inc.                                           8,272,200    15,469
*    Solectron Corp.                                         6,169,600    13,882
                                                                      ----------
                                                                         911,833
                                                                      ----------

UTILITIES (6.6%)
*    Comcast Corp.-Special Class A                          11,037,600   253,975
*    Cox Communications, Inc. Class A                        4,878,200   133,663
     SBC Communications Inc.                                 2,812,720    72,174
     Ameren Corp.                                            1,272,300    51,401
     Verizon Communications                                  1,245,442    47,028
     PPL Corp.                                               1,225,000    42,397
     Cinergy Corp.                                           1,334,900    41,529
     American Electric Power Co., Inc.                       1,515,400    38,855
     Constellation Energy Group, Inc.                        1,506,425    38,534
     BellSouth Corp.                                         1,386,600    36,260
*    Qwest Communications International Inc.                 9,514,550    32,254
     Entergy Corp.                                             609,600    26,877
*    AT&T Wireless Services Inc.                             2,704,268    18,578
*    Comcast Corp. Class A                                     643,900    15,093
*    Mediacom Communications Corp.                           2,027,200    11,048
     Puget Energy, Inc.                                        273,200     5,816
     Sempra Energy                                             167,300     3,704
     AT&T Corp.                                                262,700     3,426
*    AT&T Comcast Corp.                                        117,200     2,724
*    McLeod USA Inc.                                         3,500,208     1,540
                                                                      ----------
                                                                         876,876
                                                                      ----------
OTHER (4.3%)
     Tyco International Ltd.                                20,699,900   299,321
(2)  Eaton Corp.                                             3,880,500   265,387
                                                                      ----------
                                                                         564,708
                                                                      ----------

MISCELLANEOUS (0.5%)                                                      59,717
                                                                      ----------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $13,461,911)                                                  12,801,895
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (3.5%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts--
  Total Stock Market                                         3,167,900   261,352

                                                           FACE AMOUNT
                                                                 (000)
                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSN.
(3)  1.56-1.66%, 1/8/2003                                     $ 12,000    11,964

REPURCHASE AGREEMENTS
Collateralized by U.S. Government
Obligations in a Pooled
Cash Account
1.92%, 11/1/2002                                               164,816   164,816
1.92%, 11/1/2002--Note G                                        21,748    21,748
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $469,634)                                                        459,880
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
  (Cost $13,931,545)                                                  13,261,775
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.3%)                               (36,189)
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $13,225,586
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 99.5% and 0.8%, respectively, of net assets. See Note F in Notes to Financial Statements.
(2)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,456,144,000.
(3)Security segregated as initial margin for open futures contracts.
ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                                               (000)
--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                               $ 13,261,775
  Receivables for Investment Securities Sold                              18,108
  Other Assets--Note C                                                    35,173
    Total Assets                                                      13,315,056
LIABILITIES
  Payables for Investment Securities Purchased                            26,117
  Other Liabilities--Note G                                               63,353
    Total Liabilities                                                     89,470
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $13,225,586
================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR FUND                                                               (000)
--------------------------------------------------------------------------------
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $14,966,049
Undistributed Net Investment Income                                       50,588
Accumulated Net Realized Losses--Note F                              (1,125,342)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                (669,770)
  Futures Contracts                                                        4,061
--------------------------------------------------------------------------------
NET ASSETS                                                           $13,225,586
================================================================================

Investor Shares--Net Assets
Applicable  to  932,069,931  outstanding  $.001 par value
shares of  beneficial interest (unlimited authorization)             $11,012,005
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                               $11.81
================================================================================

Admiral Shares--Net Assets
Applicable  to  55,512,168  outstanding  $.001  par value  shares
of  beneficial interest (unlimited authorization)                     $2,213,581
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                                $39.88
================================================================================

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                    Windsor Fund
                                                     Year Ended October 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends*                                                           $ 246,872
  Interest                                                                 5,632
  Security Lending                                                         1,251
--------------------------------------------------------------------------------
    Total Income                                                         253,755
--------------------------------------------------------------------------------
Expenses
  Investment Advisory Fees--Note B
    Basic Fee                                                             19,902
    Performance Adjustment                                                12,567
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     32,336
      Admiral Shares                                                       3,880
    Marketing and Distribution
      Investor Shares                                                      1,803
      Admiral Shares                                                         179
  Custodian Fees                                                             234
  Auditing Fees                                                               12
  Shareholders' Reports and Proxies
    Investor Shares                                                          373
    Admiral Shares                                                             5
  Trustees' Fees and Expenses                                                 18
--------------------------------------------------------------------------------
    Total Expenses                                                        71,309
    Expenses Paid Indirectly--Note D                                     (4,159)
--------------------------------------------------------------------------------
    Net Expenses                                                          67,150
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    186,605
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                        (1,104,940)
  Futures Contracts                                                     (18,371)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                             (1,123,311)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                              (1,403,165)
  Futures Contracts                                                        3,443
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (1,399,722)
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(2,336,428)
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $31,148,000 and $(386,325,000), respectively.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                             Windsor Fund
                                                         -----------------------
                                                         Year Ended October 31,
                                                         -----------------------
                                                                2002      2001
                                                               (000)     (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                    $ 186,605   $ 230,086
  Realized Net Gain (Loss)                               (1,123,311)     389,211
  Change in Unrealized Appreciation (Depreciation)       (1,399,722)   (714,033)
--------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                          (2,336,428)    (94,736)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                        (166,896)   (255,334)
    Admiral Shares                                          (24,281)          --
  Realized Capital Gain*
    Investor Shares                                        (316,967) (1,780,680)
    Admiral Shares                                          (27,793)          --
--------------------------------------------------------------------------------
    Total Distributions                                    (535,937) (2,036,014)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS - NOTE H
  Investor Shares                                        (2,563,202)   1,957,027
  Admiral Shares                                           2,900,091          --
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions  336,889   1,957,027
--------------------------------------------------------------------------------
  Total Increase (Decrease)                              (2,535,476)   (173,723)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                     15,761,062  15,934,785
--------------------------------------------------------------------------------
  End of Period                                          $13,225,586 $15,761,062
--------------------------------------------------------------------------------
*Includes short-term gain distributions totaling $110,500,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

WINDSOR FUND INVESTOR SHARES

-----------------------------------------------------------------------------------------

                                                          YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2002    2001    2000     1999    1998
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $14.27  $16.44  $16.91   $16.34  $19.55
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .164     .22     .28      .27     .23
  Net Realized and Unrealized Gain (Loss)
    on Investments                               (2.143)   (.29)    1.44     1.77   (.32)
-----------------------------------------------------------------------------------------
    Total from Investment Operations             (1.979)   (.07)    1.72     2.04   (.09)
-----------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.169)   (.25)   (.29)    (.24)   (.24)
  Distributions from Realized Capital Gains       (.312)  (1.85)  (1.90)   (1.23)  (2.88)
-----------------------------------------------------------------------------------------
    Total Distributions                           (.481)  (2.10)  (2.19)   (1.47)  (3.12)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $11.81  $14.27  $16.44   $16.91  $16.34
=========================================================================================

TOTAL RETURN                                     -14.55%  -0.37%  11.60%   13.74%  -0.78%
=========================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $11,012 $15,761 $15,935  $16,824 $18,355
  Ratio of Total Expenses to Average Net Assets    0.45%   0.41%   0.31%    0.28%   0.27%
  Ratio of Net Investment Income to
    Average Net Assets                             1.16%   1.37%   1.75%    1.56%   1.31%
  Portfolio Turnover Rate                            30%     33%     41%      56%     48%
=========================================================================================

WINDSOR FUND ADMIRAL SHARES
--------------------------------------------------------------------------------
                                                               NOV. 12, 2001* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                      OCT. 31, 2002
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                                     .556
  Net Realized and Unrealized Gain (Loss) on Investments                 (9.030)
--------------------------------------------------------------------------------
    Total from Investment Operations                                     (8.474)
--------------------------------------------------------------------------------
DISTRIBUTION
  Dividends from Net Investment Income                                    (.592)
  Distributions from Realized Capital Gains                              (1.054)
--------------------------------------------------------------------------------
    Total Distributions                                                  (1.646)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                            $39.88
================================================================================

TOTAL RETURN                                                             -17.61%
================================================================================

RATIOS/SUPPLEMETNAL DATA
  Net Assets, End of Period (Millions)                                    $2,214
  Ratio of Total Expenses to Average Net Assets                          0.40%**
  Ratio of Net Investment Income to Average Net Assets                   1.22%**
  Portfolio Turnover Rate                                                    30%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on November 12, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, llp, and Sanford C. Bernstein & Co., LLC, provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fee of Wellington Management Company, llp, is subject to quarterly adjustments based on performance for the preceding three years relative to the S&P 500 Index. The basic fee of Sanford C. Bernstein & Co., LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index. The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

     For the year ended October 31, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.12% of the fund's average net assets before an increase of $12,567,000 (0.08%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2002, the fund had contributed capital of $2,451,000 to Vanguard (included in Other Assets), representing 0.02% of net assets and 2.45% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $4,158,000 and $1,000, respectively. The total expense reduction represented an effective annual rate of 0.03% of the fund's average net assets.

E. During the year ended October 31, 2002, the fund purchased $4,798,607,000 of investment securities and sold $4,756,349,000 of investment securities, other than temporary cash investments.

F. At October 31, 2002, the fund had available a capital loss carryforward of $1,117,657,000 to offset future net capital gains through October 31, 2010.

     At October 31, 2002, net unrealized depreciation of investment securities for financial reporting and federal income tax purposes was $669,770,000, consisting of unrealized gains of $2,378,192,000 on securities that had risen in value since their purchase and $3,047,962,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 2002, the aggregate settlement value of open futures contracts expiring in December 2002 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                                (000)
                                                        ------------------------
                                                       AGGREGATE      UNREALIZED
                                    NUMBER OF         SETTLEMENT    APPRECIATION
FUTURES CONTRACTS              LONG CONTRACTS              VALUE  (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                             399            $88,319          $4,678
S&P MidCap 400 Index                       46              9,771           (617)
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. The market value of securities on loan to broker/dealers at October 31, 2002, was $20,480,000, for which the fund held cash collateral of $21,748,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                                YEAR ENDED OCTOBER 31,
                                        ----------------------------------------
                                              2002                    2001
                                        ----------------        ----------------
                                        AMOUNT    SHARES       AMOUNT     SHARES
                                         (000)     (000)        (000)      (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                            $1,380,759    97,131   $1,852,074    118,941
  Issued in Lieu of Cash
    Distributions                      457,704    30,770    1,910,548    133,500
  Redeemed                         (4,401,665) (300,286)  (1,805,595)  (117,276)
    Net Increase (Decrease)--
      Investor Shares              (2,563,202) (172,385)    1,957,027    135,165
Admiral Shares
  Issued                             3,178,513    61,845           --         --
  Issued in Lieu of Cash
    Distributions                       48,252       978           --         --
  Redeemed                           (326,674)   (7,311)           --         --
    Net Increase (Decrease)--
      Admiral Shares                 2,900,091    55,512           --         --
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Trustees of Vanguard Windsor Fund:

In our opinion, the accompanying statement of net assets (and statement of assets and liabilities) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 4, 2002


--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD WINDSOR FUND

This information for the fiscal period ended October 31, 2002, is included pursuant to provisions of the Internal Revenue Code.

     The fund distributed $234,260,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal period, all of which is designated as a 20% rate gain distribution.

     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

[graphic]
THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the

NAME                     POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)          (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE    OVERSEEN BY TRUSTEE/OFFICER)        PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*         Chairman of the Board,              Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)                   Chief Executive Officer,            of The Vanguard Group, Inc., and of each of the investment companies
May 1987                 and Trustee                         served by The Vanguard Group.
                         (112)
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
CHARLES D. ELLIS         Trustee                             The Partners of '63 (pro bono ventures in education); Senior Adviser
(1937)                   (112)                               to Greenwich Associates (international business strategy consulting);
January 2001                                                 Successor Trustee of Yale University; Overseer of the Stern School of
                                                             Business at New York University; Trustee of the Whitehead Institute
                                                             for Biomedical Research.
------------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA           Trustee                             Chairman and Chief Executive Officer (since October 1999), Vice
(1945)                   (90)                                Chairman (January-September 1999), and Vice President (prior to
                                                             December 2001 September 1999) of Rohm and Haas Co.(chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                             (communications components); Board Member of the American Chemistry
                                                             Council; Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN   Trustee                             Vice President, Chief Information Officer, and Member of the Executive
(1950)                   (112)                               Committee of Johnson & Johnson (pharmaceuticals/consumer products);
                                                             July 1998 Director of the Medical Center at Princeton and Women's
                                                             Research and Education Institute.
------------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL        Trustee                             Chemical Bank Chairman's Professor of Economics, Princeton University;
(1932)                   (110)                               Director of Vanguard Investment Series plc (Irish investment fund)
                                                             (since May 1977 November 2001), Vanguard Group (Ireland) Limited (Irish
                                                             investment management firm) (since November 2001), Prudential Insurance
                                                             Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                                             (holding company), and NeuVis, Inc. (software company).
------------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, Jr.    Trustee                             Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                   (112)                               Industries, Inc. (forklift trucks/housewares/lignite); Director of
                                                             Goodrich January 1993 Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (a supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON       Trustee                             Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                   (112)                               (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                             April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                             (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------------------------------

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

------------------------------------------------------------------------------------------------------------------------------------
NAME                       POSITION(S) HELD WITH FUND
(YEAR OF BIRTH)            (NUMBER OF VANGUARD FUNDS       PRINCIPAL OCCUPATION(S)
TRUSTEE/OFFICER  SINCE     OVERSEEN BY TRUSTEE/OFFICER)    DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON          Secretary                       Managing Director and General Counsel of The Vanguard Group, Inc.
(1951)                     (112)                           (since September 1997); Secretary of The Vanguard Group and of
                                                           June 2001 each of the investment companies served by The Vanguard Group;
                                                           Principal of The Vanguard Group (prior to September 1997).


THOMAS J. HIGGINS          Treasurer                       Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                     (112)                           investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------------------------------
* Officers of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.    F. WILLIAM MCNABB, III, Institutional Investor Group.
JAMES H. GATELY, Direct Investor Services.      MICHAEL S. MILLER, Planning and Development.
KATHLEEN C. GUBANICH, Human Resources.          RALPH K. PACKARD, Finance.
IAN A. MACKINNON, Fixed Income Group.           GEORGE U. SAUTER, Quantitative Equity Group.

--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------




Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral, and the  ship  logo
are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

                                                     [graphic]
                                                     THE VANGUARD GROUP(R)
                                                     Post Office Box 2600
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                                                Q220 122002

Vanguard Windsor(TM) II Fund
Annual Report
October 31, 2002


[THE VANGUARD GROUP LOGO]

EARNING YOUR TRUST EVERY DAY

     The latter part of 2001 and the first half of 2002 brought news of too many corporate scandals, with tales of greed and deception tarnishing Enron, Arthur Andersen, and WorldCom, among others.

     Given the questionable business dealings at some high-profile companies, investors can hardly be blamed for wondering whom they can trust.

     Vanguard is a name that should stand out. Why?

     Our unique corporate structure--The Vanguard Group is owned by each of its independently operated mutual funds and is charged with solely serving the funds' shareholders--ensures that our interests are aligned with yours. We have no other constituency to serve.

     We are client-focused because, quite frankly, it makes good business sense. Your trust is our most valuable asset, and every one of our crew members understands that his or her actions must meet the highest standards of ethical behavior and fiduciary responsibility.

     When you assess the combination of our organizational structure, the independent nature of each of our funds, our long track record of conducting business with integrity, and our total commitment to ethical behavior, we hope you will feel completely secure in entrusting your assets to us. There is no better place for them.


--John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER
--------------------------------------------------------------------------------
SUMMARY

* The Investor Shares of Vanguard Windsor II Fund returned -12.5% during the 12 months ended October 31, 2002.

* The stock market was plagued by weak corporate earnings, accounting scandals, a tepid economy, and talk of war with Iraq. Broad indexes hit multiyear lows in early October.

* Over time, Windsor II's value-oriented investment philosophy has proved a rewarding approach to the markets.

--------------------------------------------------------------------------------
CONTENTS

 1      Letter from the Chairman
 6      Adviser's Report
 9      Fund Profile
 10     Glossary of Investment Terms
 11     Performance Summary
 13     Your Fund's After-Tax Returns
 14     Financial Statements
 28     Advantages of Vanguard.com

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN

Fellow Shareholder,

Vanguard(R) Windsor(TM) II Fund provided little shelter from the stock market's continued retreat during the 12 months ended October 31, 2002. Precipitous declines in utilities and energy-trading stocks overwhelmed the better results that your fund generated in consumer staples and conglomerate stocks. For the year, the Investor Shares of Windsor II returned -12.5%, compared with the -13.4% return recorded by the Wilshire 5000 Total Market Index, a measure of the
broad                               stock                                market.
--------------------------------------------------------------------------------
2002 Total Returns                                             Fiscal Year Ended
                                                                      October 31
-------------------------------------------------------------------------------
VANGUARD  WINDSOR II FUND
Investor  Shares                                                          -12.5%
Admiral  Shares                                                           -12.4
Average Large-Cap  Value Fund*                                            -14.0
Russell 1000 Value Index                                                  -10.0
Wilshire 5000 Index                                                       -13.4
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

     Windsor II declined less than the average large-capitalization value stock fund, but more than the Russell 1000 Value Index, our primary performance benchmark. The adjacent table presents the total returns of the fund and its comparative standards. The per-share distributions and price change that make up your fund's total returns appear on page 5. If you hold Vanguard Windsor II in a taxable account, you may wish to review the fund's after-tax returns, which appear on page 13.

STOCKS  FALTERED;  THE FED CUT INTEREST  RATES
Weak corporate earnings, accounting scandals, a tepid economy, and talk of war with Iraq plagued the stock market, with broad indexes hitting multiyear lows in early October. A strong rebound in the final weeks of the fiscal year mitigated some of the damage, but not enough to lift the broad market out of a double-digit loss.

     The troubles were widespread, but smaller companies held up better than large companies. And value stocks lost less ground than growth issues, those stocks whose valuations are based on expectations of above-average earnings increases.

ADMIRAL(TM) SHARES
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

     International markets did not provide much shelter. Stocks outside the United States, as measured by the Morgan Stanley Capital International

--------------------------------------------------------------------------------
Market Barometer                                    Average Annual Total Returns
                                                  Periods Ended October 31, 2002
                                                  ------------------------------
                                                One           Three         Five
                                               Year           Years        Years
--------------------------------------------------------------------------------
STOCKS
Russell 2000 Index (Small-caps)               -11.6            -3.2         -1.7
Wilshire 5000 Index (Entire market)           -13.4           -11.3          0.1
MSCI All Country World Index Free
 ex USA (International)                       -10.9           -13.1         -3.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                     5.9%            9.2%        7.4%
 (Broad taxable market)
Lehman 10 Year Municipal Bond Index             6.2             8.2          6.3
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                       1.9             4.1          4.4
--------------------------------------------------------------------------------
CPI
Consumer Price Index                            2.0%            2.5%        2.3%
--------------------------------------------------------------------------------

All Country World Index Free ex USA, declined -10.9% overall in U.S. dollar terms. That figure would have been worse had it not been for the emerging markets, which defied the trend by providing positive returns as a group.

     The U.S. economy recovered from 2001's recession, but economic expansion was less than robust. Nevertheless, in a promising sign, business spending on computer hardware and software grew modestly in the second half of the fiscal year after a lengthy period of steep declines. And corporate profits in the third calendar quarter of 2002 were, on average, up modestly from the weak numbers reported a year earlier.

     Meanwhile, near-stable prices allowed the Federal Reserve Board to continue cutting interest rates to spur the economy. Early in the fiscal year, the Fed twice cut its target for the federal funds rate--the interest charged on overnight loans between banks--by a total of 75 basis points (0.75 percentage point), to 1.75%, the lowest level in four decades. (Just after the fiscal year-end, the Fed made yet another cut, bringing the target rate to 1.25%.)

DOWNGRADES  AND DEFAULTS  ROSE,  BUT BONDS POSTED SOLID RETURNS
Bonds generated  respectable  returns,  with the Lehman Brothers  Aggregate
Bond Index--a proxy for taxable investment-grade bonds--gaining 5.9%. But corporate issues were dogged by downgrades and defaults.

     The credit problems in the corporate sector made government and agency securities, which have essentially no credit risk (or very little), especially appealing to investors, and they posted the bond market's highest returns. In early October, the yield of the 10-year U.S. Treasury note fell to 3.61%--its lowest level in more than 40 years. (Yields move in the opposite direction from bond prices.) At fiscal year-end, the 10-year Treasury's yield was 3.89%, down 34 basis points from the start of the period.

THE FUND STARTED STRONGLY, BUT WAS DRAGGED DOWN BY A PLUNGING MARKET Windsor II started the fiscal year strongly, earning positive returns in the financial services, consumer discretionary, and consumer staples sectors. Even as previously fast-growing, high-priced stocks tumbled, your fund benefited from an emphasis on basic businesses trading at low multiples of corporate earnings and book value--holdings emblematic of Windsor II's value-oriented investment philosophy.
     During the second half of the year, however, the bottom seemed to fall out of the stock market, taking down both aggressive stocks and the more defensive investments favored by your fund.
     Windsor II sustained some of its worst losses in the utilities, consumer discretionary, and "other energy" sectors. In the "other energy" group, the fund's holdings included energy-trading companies that were hit hard both by post-Enron skepticism and by investigations into the role these firms played in California's 2001 energy crisis. These controversies reverberated in the utilities sector as well. Consumer discretionary stocks tottered as the sluggish economic recovery threatened to pinch consumer spending.
     Your fund enjoyed better returns from consumer staples stocks, which include businesses that tend to thrive in good times and bad by supplying consumers with food and other basic necessities. Windsor II also logged good results from timely investments in Tyco, the embattled conglomerate, and ITT Industries, both of which are diversified businesses that reside in the "other" sector.

A LONGER  PERSPECTIVE  OFFERS A BETTER  VIEW
The past 12 months were one of the toughest periods on record for stock market investors. Very few investment strategies weathered the period unscathed. Over time, however, Windsor II's emphasis on out-of-favor stocks with below-average price/earnings ratios and above-average dividend yields has produced more successes than disappointments. The table below compares the growth of a hypothetical $10,000 investment in Windsor II with the performance of similar investments in the fund's comparative benchmarks.
     During the ten years ended October 31, 2002, a $10,000 investment in Windsor II's Investor Shares would have grown to $27,286. A similar investment in the broad stock market, as represented by the Wilshire 5000 Index, would have increased to just $24,463. The Russell 1000 Value Index produced a better return than Windsor II, but the return of the average large-cap value fund shows that Windsor II stood out among its peers. An initial investment of $10,000 in the average large-cap value fund would have

TOTAL RETURNS                                                    TEN YEARS ENDED
                                                                OCTOBER 31, 2002
                                                   -----------------------------
                                                   AVERAGE        FINAL VALUE OF
                                                    ANNUAL             A $10,000
                                                    RETURN    INITIAL INVESTMENT

Windsor II Fund
 Investor Shares                                     10.6%               $27,286
Average Large-Cap Value Fund                          9.5                 24,874
Russell 1000 Value Index                             11.2                 29,015
Wilshire 5000 Index                                   9.4                 24,463
--------------------------------------------------------------------------------
grown to $24,874-- a $2,412 shortfall to the Windsor II investment. This difference is a reflection of both the skill of your fund's four investment advisers (listed in the adjacent table) and the fund's low operating costs.
--------------------------------------------------------------------------------
                                                          $ Million   Percentage


Barrow, Hanley, Mewhinney & Strauss, Inc.                   $12,326          61%
Tukman Capital Management, Inc.                               2,874          14
Equinox Capital Management,  LLC                              2,872          14
Vanguard Quantitative Equity Group                            1,353           7
Cash Investments*                                               793           4
--------------------------------------------------------------------------------
Total                                                       $20,218         100%
--------------------------------------------------------------------------------
*This cash is invested by The Vanguard Group in equity index products to simulate investment in stocks. Each adviser also may maintain a modest cash position.

     You should not underestimate the power of low costs. In fiscal 2002, Windsor II's Investor Shares carried an expense ratio (annual operating costs as a percentage of average net assets) of 0.42%; for the Admiral Shares, the figure was 0.35%. The average large-cap value fund charged 1.38%. Fund Assets Managed October 31, 2002

FOCUS ON THE PLAN, NOT PERFORMANCE
For almost three years, the declining stock market has been a source of anxiety for investors. The most counterproductive approach to these worries would be to panic and abandon stocks. Investing is a long-term undertaking, and building the wealth necessary to meet significant long-term goals takes time and perspective. To put it another way, we need the ability to withstand the stock market's downs in order to profit from its ups. It seems like quite a while since investors have enjoyed the "ups," but stock prices and the performance of Vanguard Windsor II Fund will enjoy better days. Unfortunately, no one can say when.
     A wise approach to this uncertainty is to develop and stick with a sensible long-term investment plan, one that includes a mix of stock, bond, and money market funds in proportions suited to your circumstances and your goals. By focusing on your goals, and ignoring the financial markets' daily moves, you enhance your prospects of success.
     We thank you for entrusting your assets to us, and for your steadfastness in these difficult equity markets.


Sincerely,



John J. Brennan
Chairman and Chief Executive Officer                           November 11, 2002

--------------------------------------------------------------------------------
Your Fund's Performance at a Glance            October 31, 2001-October 31, 2002
                                                         Distributions Per Share
                                                         -----------------------
                               Starting        Ending         Income     Capital
                            Share Price   Share Price      Dividends       Gains
--------------------------------------------------------------------------------
Windsor II Fund
   Investor Shares               $24.50        $20.87         $0.520      $0.150
   Admiral Shares                 43.50         37.05          0.962       0.265
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISER'S REPORT

The Investor Shares of Vanguard Windsor II Fund returned -12.5% during the 12-month period ended October 31, 2002, compared with a -10.0% return for the Russell 1000 Value Index. The past year was indeed difficult. Starting in July, there seemed to be no place to hide.
     "What should I do?" many people are wondering. We recommend that investors take a long-term view, stay in the race, and don't tamper with their asset allocations. Use equities for return and fixed income for stability.

THE  INVESTMENT  ENVIRONMENT
It's been said that "the opera isn't over 'til the fat lady sings." We also have long heard that a bear market isn't over until investors capitulate. One is easy to hear; the other is more problematic. No loud bell will ring when investors finally give up hope, but we can certainly listen for any tinkling sounds.
     According to the Investment Company Institute, the level of cash departing from equity funds reached an all-time high in the three months ended September
30. Money flows usually follow performance: For the first nine months of 2002, investments in bond funds were up 73% over 2001's brisk pace for the same period. But these investments will generate low absolute and relative returns going forward because interest rates have fallen so low.
     More tinkling sounds, perhaps: Consumer confidence indicators fell by a record amount in October. And in the middle of the month, the interest rate spread between the highest-quality credits (U.S. Treasuries) and the lowest investment-grade credits was the largest since the Great Depression.
     Corporate America now lives in fear of the credit-rating agencies. Rating pronouncements, which in the past were lagging indicators of a company's health, are dictating corporate policies, including dividends. This is a reaction to the tragedies of Enron, WorldCom, et al.


Investment Philosophy
The fund reflects a belief that superior long-term investment results can be achieved by holding a diversified portfolio out-of-favor stocks with below-average dividend yiels, and the prospect of above-average total returns
     On October 10, the Dow traded in a 5% range on light volume. We sensed lots of fear. At about the same time, some well-known bond fund managers were vocal in forecasting sharply lower equity prices--perhaps a little self-serving?
     Dividend yields, while lower than during some other market bottoms, are higher than the year-over-year Consumer Price Index for the first time since the 1960s. The Treasury bill rate is below the CPI, something that usually occurs only when inflation is very high. Price/earnings (P/E) ratios, while not at an all-time low, are consistent with other bottoms when adjusted for interest rates and inflation. The spread between 10-year Treasury notes and top- quality, Aaa-rated corporate bonds is higher than it's been in 100 years. While difficult to measure, market volatility seems extreme.
     Today, we feel it is possible that the severe pressure from the credit markets is easing and that the worst is over. However, because of the fundamentals of the economy, any equity recovery is likely to be tepid.

OUR SUCCESSES
Our successes, if any, in fiscal 2002 were in companies that saw their earnings exceed expectations. These companies included Allstate, Imperial Tobacco, Bank of America, Occidental Petroleum, ITT Industries, and Newell Rubbermaid. They also had depressed P/E ratios.

Our  Shortfalls
If it could go wrong, it did in our significant shortfalls. These included Mirant, Williams Companies, Watson Pharmaceuticals, and J.P. Morgan Chase. Their problems resulted not only from short-term developments and energy prices but also from management's inability to be credible in times of crisis.

Our Portfolio  Positioning
Our portfolio's P/E ratio is lower than that of the broad market, and the companies represented in the fund are doing better than the averages in terms of earnings. In the current environment, a portfolio with a P/E below the market average and a dividend yield much higher than the market's could generate a reasonable total return--not the 20% expected in the late 1990s, but well above the current 2% to 3% yields for short- to intermediate-term government bonds. We feel the fund is positioned to generate good relative returns in this kind of stock market.

JAMES P. BARROW,  PORTFOLIO MANAGER
BARROW,  HANLEY,  MEWHINNEY & Strauss, Inc.

November 13, 2002
            (A table showing significant portfolio changes is on the next page.)

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                             FISCAL YEAR ENDED OCTOBER 31, 2002

                                COMMENTS
--------------------------------------------------------------------------------
ADDITIONS
--------------------------------------------------------------------------------
ChevronTexaco

We bought it to increase  our  exposure  to the energy  business.
ChevronTexaco has a well-secured 3.7% dividend yield, and the stock sells at 16 times 2002 earnings and 14 times projected 2003 earnings. We think it can perform well in a difficult market.
--------------------------------------------------------------------------------
Carnival*

The  dominant  company in the cruise  business  has been under  selling pressure while making a takeover bid for Princess. The combined company will become even more dominant, with a significant balance-sheet advantage. We found the price most attractive: The P/E ratio on forward earnings was 12.6 and the price/book ratio was 2.1. Carnival does not pay a dividend.
--------------------------------------------------------------------------------
Cooper Industries

This company was purchased as a way to participate in an improving economy, whenever that happens. The stock is down significantly from its high, sells at about 12 times depressed 2002 earnings, and has an attractive 4.7% dividend yield.
-------------------------------------------------------------------------------
Wyeth This company is recovering from the legal problems connected with the Redux and Pondimin diet drugs. Claims must be filed by early 2003, and most of the impact has already been felt. We are optimistic about the future of blood-related products and feel that, at 16 times lagging earnings, Wyeth has excellent long-term prospects.
--------------------------------------------------------------------------------
Reductions
--------------------------------------------------------------------------------
Honeywell  International

We sold this stock because of concerns about 2003 earnings in Honeywell's important business-jet division. The selling price was 18 times 2003 earnings, with a 2.6% yield. If the stock gets lower, we would be interested again because of the company's defense business.
--------------------------------------------------------------------------------
Williams Companies

We eliminated our small holding to escape the constant credit downgrades by Moody's and Standard & Poor's. We feared the company could be frozen out of the credit market.
--------------------------------------------------------------------------------
SBC Communications

This holding was sold because in general the profitability of the Baby Bells has been declining due to excess capacity and a tendency to invest in high-growth-but-no-return ventures. The company said its balance sheet could take on more debt, and we were afraid of a dilutive acquisition. As it turns out, this was a good sale.
--------------------------------------------------------------------------------
*New holding.


                      SEE PAGE 14 FOR A COMPLETE LISTING OF THE FUND'S HOLDINGS.

FUND PROFILE                                              AS OF OCTOBER 31, 2002

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 10.

WINDSOR II FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS

                                                        Comparative        Broad
                                              Fund           Index*      Index**

Number of Stocks                               352              752        5,691
Median Market Cap                           $23.8B           $22.7B       $28.0B
Price/Earnings Ratio                         18.3x            18.8x        22.6x
Price/Book Ratio                              2.0x             1.9x         2.5x
Yield                                                          2.6%         1.7%
  Investor Shares                             2.5%
  Admiral Shares 2.5%
Return on Equity                             20.1%            19.2%        21.4%
Earnings Growth Rate                          7.3%             5.1%         9.3%
Foreign Holdings                              5.4%             0.0%         0.3%
Turnover Rate                                  41%               --           --
Expense Ratio                                                    --           --
Investor Shares                              0.42%
Admiral Shares                               0.35%
Cash Investments                              1.9%               --           --
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
VOLATILITY MEASURES

                                       COMPARATIVE                         BROAD
                      FUND                  INDEX*             FUND      INDEX**
--------------------------------------------------------------------------------
R-Squared             0.92                    1.00             0.34         1.00
Beta                  0.99                    1.00             0.52         1.00
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% of common stocks)

                                                        Comparative        Broad
                                              Fund           Index*      Index**
Auto & Transportation                         0.2%             3.2%         2.6%
Consumer Discretionary                        14.7             10.6         15.4
Consumer Staples                              10.9              5.6          7.7
Financial Services                            29.5             34.4         22.6
Health Care                                    5.3              3.7         14.2
Integrated Oils                               10.1              8.9          3.6
Other Energy                                   1.9              1.6          2.0
Materials & Processing                         2.8              5.8          3.6
Producer Durables                              5.1              4.2          3.8
Technology                                     3.0              5.5         12.7
Utilities                                     11.8             14.7          6.8
Other                                          4.7              1.8          5.0
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% of total net assets)

Citigroup, Inc.                               2.9%
   (banking)
Allstate Corp.                                2.9
   (insurance)
ConocoPhillips                                2.5
   (oil)
Cendant Corp.                                 2.4
   (commercial services)
ChevronTexaco Corp.                           2.4
   (oil)
Entergy Corp.                                 2.3
   (electric utilities)
Bank of America Corp.                         2.3
   (banking)
Occidental Petroleum Corp.                    2.2
   (oil)
Philip Morris Cos., Inc.                      2.2
   (tobacco)
Verizon Communications                        2.1
   (telecommunications)
--------------------------------------------------------------------------------
Top Ten                                      24.2%
--------------------------------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------

---------------------------
INVESTMENT FOCUS

MARKET CAP      LARGE
STYLE           VALUE
---------------------------



                                                            Visit our website at
*Russell 1000 Value Index.                                      www.vanguard.com
**Wilshire 5000 Index.                   for regularly updated fund information.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a comparative index and an overall market index. Each index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the index rose or fell by 10%.
--------------------------------------------------------------------------------
CASH INVESTMENTS. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts or other equity index products to simulate stock investment.
--------------------------------------------------------------------------------
Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------
PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a comparative index or an overall market index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
TURNOVER RATE. An indication of the fund's trading activity. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).
--------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index. (degree)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  PERFORMANCE SUMMARY                                     As of October 31, 2002

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

WINDSOR II FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE OCTOBER 31, 1992-OCTOBER 31, 2002

QUARTER   WINDSOR II    AVERAGE
ENDED     FUND INVESTOR LARGE-CAP               RUSSELL 1000        WILSHIRE
            SHARES      VALUE FUND              VALUE INDEX         5000 INDEX
--------------------------------------------------------------------------------
199210      10000        10000                   10000               10000
199301      10666        10661                   10881               10730
199304      10928        10871                   11448               10746
199307      11392        11149                   12069               11132
199310      11951        11794                   12516               11778
199401      12274        12235                   12963               12167
199404      11640        11591                   12285               11464
199407      11906        11781                   12506               11601
199410      12216        12124                   12612               12073
199501      12140        12063                   12619               12043
199504      13334        13183                   13829               13172
199507      14354        14320                   15115               14631
199510      15036        14795                   15725               15183
199601      16879        16196                   17465               16515
199604      17597        16795                   17965               17408
199607      17284        16403                   17516               16780
199610      19121        18084                   19457               18493
199701      21169        20022                   21601               20540
199704      21398        20268                   22018               20478
199707      25195        23972                   26069               24700
199710      25101        23233                   25915               24336
199801      26429        24537                   27456               25736
199804      30583        27433                   31305               29335
199807      29820        26928                   30684               28908
199810      29246        26571                   29756               27935
199901      31395        29775                   32460               32756
199904      34297        31485                   35715               34358
199907      32975        31182                   35284               34213
199910      30583        31250                   34674               35107
200001      28336        31181                   33442               37417
200004      29558        32250                   34330               38416
200007      29747        31669                   33521               37921
200010      32791        33472                   36587               37953
200101      34257        33532                   37136               36101
200104      35114        33059                   36536               32988
200107      34980        32768                   36450               32216
200110      31187        28920                   32247               28249
200201      32404        30397                   34656               30573
200204      33556        30474                   35108               29730
200207      28502        26155                   30166               25109
200210      27286        24874                   29015               24463
--------------------------------------------------------------------------------


                                       AVERAGE ANNUAL TOTAL RETURNS
                                     PERIODS ENDED OCTOBER 31, 2002
                                  ---------------------------------  FINAL VALUE
                                  ONE          FIVE          TEN    OF A $10,000
                                 YEAR         YEARS        YEARS      INVESTMENT

Windsor II Fund Investor Shares  -12.51%       1.68%       10.56%        $27,286
Average Large-Cap Value Fund*    -13.99        1.37         9.54          24,874
Russell 1000 Value Index         -10.02        2.29        11.24          29,015
Wilshire 5000 Index              -13.40        0.10         9.36          24,463
--------------------------------------------------------------------------------

                                                                     FINAL VALUE
                                                ONE        SINCE   OF A $250,000
                                               YEAR  INCEPTION**      INVESTMENT
--------------------------------------------------------------------------------
Windsor II Fund Admiral Shares               -12.44%      -16.40%       $192,278
Russell 1000 Value Index                     -10.02       -14.98         197,078
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) OCTOBER 31, 1992-OCTOBER 31, 2002

SCALE -20% --  40%


          WINDSOR II FUND INVESTOR SHARES         RUSSELL 1000 VALUE INDEX
1993                    19.5                            25.2
1994                     2.2                             0.8
1995                    23.1                            24.7
1996                    27.2                            23.7
1997                    31.3                            33.2
1998                    16.5                            14.8
1999                     4.6                            16.5
2000                     7.2                             5.5
2001                    -4.9                           -11.9
2002                   -12.5                           -10.0

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
**May 14, 2001.
Note: See Financial Highlights tables on pages 22 and 23 for dividend and capital gains information. * *

--------------------------------------------------------------------------------
Average Annual Total Returns for periods ended September 30, 2002

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                               TEN YEARS
                                      ONE      FIVE ----------------------------
                   INCEPTION DATE    YEAR     YEARS    CAPITAL    INCOME   TOTAL
Windsor II Fund
 Investor Shares        6/24/1985 -17.02%     0.28%        7.16%   2.78%   9.94%
 Admiral Shares         5/14/2001  -16.94   -20.00*           --      --      --
--------------------------------------------------------------------------------
*Return since inception.
12

Your Fund's After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.
     Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. (In the example that assumes all fund shares were sold, a negative pre-tax total return translates into a higher after-tax return. This is because the calculation assumes that the investor received a tax deduction for the loss incurred on the sale.)
     The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.
     Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                      PERIODS ENDED OCTOBER 31, 2002
                                             ONE YEAR    FIVE YEARS    TEN YEARS

WINDSOR II FUND INVESTOR SHARES
  Returns Before Taxes                      -12.51%           1.68%       10.56%
  Returns After Taxes on Distributions      -13.25           -0.61         8.23
  Returns After Taxes on Distributions
  and Sale of Fund Shares                    -7.42            0.85         8.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS                                      AS OF OCTOBER 31, 2002

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.
     At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.
--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                              SHARES        (000)
--------------------------------------------------------------------------------
COMMON STOCKS (94.1%)(1)
--------------------------------------------------------------------------------
AUTO & Transportation (0.2%)
  Union Pacific Corp.                                       132,600        7,830
  FedEx Corp.                                               119,900        6,378
  General Motors Corp.                                      184,668        6,140
* Lear Corp.                                                110,300        4,031
  Ford Motor Co.                                            420,653        3,559
  Southwest Airlines Co.                                    188,000        2,745
  ArvinMeritor, Inc.                                        113,900        1,726
* JetBlue Airways Corp.                                      35,900        1,450
  Burlington Northern Santa Fe Corp.                         50,200        1,292
  Dana Corp.                                                121,400        1,214
* American Axle &
    Manufacturing Holdings, Inc.                             48,400        1,147
  TRW, Inc.                                                  21,300        1,135
  PACCAR, Inc.                                               24,700        1,090
  Norfolk Southern Corp.                                     27,200          549
  CNF Inc.                                                   17,000          547
  Delphi Corp.                                               53,700          374
                                                                         -------
                                                                          41,207
                                                                         -------
CONSUMER DISCRETIONARY (13.9%)
* Cendant Corp.                                          42,239,162      485,750
  Newell Rubbermaid, Inc.                                11,111,000      360,219
  Sears, Roebuck & Co.                                   13,151,700      345,364
  Waste Management, Inc.                                 14,781,397      340,268
  Gannett Co., Inc.                                       3,799,200      288,473
  Carnival Corp.                                         11,000,000      287,320
  Wal-Mart Stores, Inc.                                   3,738,400      200,191
  Eastman Kodak Co.                                       3,377,200      111,279
* AOL Time Warner Inc.                                    6,321,299       93,239
* (2)Service Corp. International                         28,414,400       89,505
  The Walt Disney Co.                                     4,755,132       79,411
* Viacom Inc. Class B                                       308,891       13,780
  McDonald's Corp.                                          418,300        7,575
* Liberty Media Corp.                                       652,500        5,396
* Federated Department
    Stores, Inc.                                            156,100        4,792
* Jones Apparel Group, Inc.                                 135,600        4,697
  Liz Claiborne, Inc.                                       156,200        4,642
  VF Corp.                                                  124,700        4,591
* Clear Channel
    Communications, Inc.                                    121,700        4,509
  Kimberly-Clark Corp.                                       85,500        4,403
* Republic Services, Inc. Class A                           207,400        4,268
* AutoNation, Inc.                                          389,800        4,136
* Borders Group, Inc.                                       229,800        3,959
* MGM Mirage, Inc.                                          120,000        3,732
  Whirlpool Corp.                                            79,800        3,719
  Gillette Co.                                              118,100        3,529
* Harrah's Entertainment, Inc.                               79,800        3,352
* Office Depot, Inc.                                        215,300        3,098
* Yum! Brands, Inc.                                         130,000        2,929
  Tribune Co.                                                59,600        2,864
  The McClatchy Co. Class A                                  45,800        2,846
* Outback Steakhouse                                         80,200        2,731
* Reebok International Ltd.                                  91,600        2,588
* Fox Entertainment Group, Inc.
    Class A                                                  86,000        2,099
Limited Brands, Inc.                                        133,200        2,087

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                             SHARES        (000)
--------------------------------------------------------------------------------
J.C. Penney Co., Inc.
    (Holding Company)                                       103,200        1,966

* Park Place Entertainment Corp.                            256,100        1,857
  Nordstrom, Inc.                                            84,500        1,683
  Washington Post Co. Class B                                 2,200        1,601
* Brinker International, Inc.                                53,300        1,513
* Ticketmaster Class B                                       61,900        1,461
  Mattel, Inc.                                               77,600        1,425
* Mandalay Resort Group                                      44,000        1,245
  Pittston Brink's Group                                     58,000        1,228
* GTECH Holdings Corp.                                       46,400        1,206
  La-Z-Boy Inc.                                              50,400        1,200
  Dillard's Inc.                                             58,700          968
* Saks Inc.                                                  81,100          880
* Furniture Brands International Inc.                        29,500          667
* Rent-A-Center, Inc.                                        13,300          590
  Pier 1 Imports Inc.                                        29,600          558
  May Department Stores Co.                                  23,300          544
* Getty Images, Inc.                                         18,400          527
* Polo Ralph Lauren Corp.                                    25,500          486
  American Greetings Corp. Class A                           29,300          441
  Belo Corp. Class A                                         17,900          414
  IKON Office Solutions, Inc.                                43,500          308
                                                                      ----------
                                                                       2,806,109
                                                                      ----------
CONSUMER STAPLES (10.2%)
  Philip Morris Cos., Inc.                               10,827,100      441,204
  Imperial Tobacco Group ADR                             12,840,000      400,351
  ConAgra Foods, Inc.                                    14,275,200      346,174
  Anheuser-Busch Cos., Inc.                               5,335,200      281,485
  The Procter & Gamble Co.                                2,622,700      231,978
  PepsiCo, Inc.                                           3,364,100      148,357
  Sara Lee Corp.                                          4,918,800      112,296
  H.J. Heinz Co.                                          2,208,100       71,013
  Kraft Foods Inc.                                          162,100        6,403
  CVS Corp.                                                 148,000        4,104
  The Coca-Cola Co.                                          72,700        3,379
  R.J. Reynolds Tobacco
    Holdings, Inc.                                           76,200        3,090
  PepsiAmericas, Inc.                                       164,600        2,527
* The Kroger Co.                                            165,900        2,462
  SuperValu Inc.                                            141,000        2,369
* Safeway, Inc.                                              94,800        2,190
  The Clorox Co.                                             35,700        1,604
  Carolina Group                                             61,000        1,220
  Coca-Cola Enterprises, Inc.                                50,400        1,202
  Colgate-Palmolive Co.                                      20,800        1,144
  Dole Food Co.                                              12,900          379
                                                                      ----------
                                                                       2,064,931
                                                                      ----------
FINANCIAL SERVICES (27.7%)
  BANKS--NEW YORK CITY (1.7%)
  J.P. Morgan Chase & Co.                                16,724,004      347,023
  The Bank of New York Co., Inc.                            117,000        3,042
  BANKS--OUTSIDE NEW YORK CITY (9.1%)
  Bank of America Corp.                                   6,609,712      461,358
  PNC Financial Services Group                            9,524,422      387,263
  Wells Fargo & Co.                                       6,455,400      325,804
  National City Corp.                                    10,415,900      282,583
  Wachovia Corp.                                          3,258,102      113,349
  FleetBoston Financial Corp.                             4,829,042      112,951
  KeyCorp                                                 2,816,900       68,817
  Bank One Corp.                                            401,900       15,501
  U.S. Bancorp                                              630,122       13,289
  Union Planters Corp.                                      210,300        5,943
  First Tennessee National Corp.                            137,500        5,099
  UnionBanCal Corp.                                          94,774        4,047
  AmSouth Bancorp                                           194,400        3,810
  North Fork Bancorp, Inc.                                   94,500        3,634
  BB&T Corp.                                                 93,700        3,397
  Regions Financial Corp.                                    96,900        3,282
  Hibernia Corp. Class A                                    149,700        2,951
  SunTrust Banks, Inc.                                       47,600        2,896
  Commerce Bancshares, Inc.                                  69,204        2,878
  Marshall & Ilsley Corp.                                    88,100        2,481
  Trustmark Corp.                                           106,700        2,413
  Hudson United Bancorp                                      76,800        2,339
  Cullen/Frost Bankers, Inc.                                 58,100        2,012
  Whitney Holdings Corp.                                     56,700        1,926
  BancorpSouth, Inc.                                        100,600        1,906
  First Virginia Banks, Inc.                                 41,550        1,555
  Greater Bay Bancorp                                        81,700        1,245
  City National Corp.                                        26,100        1,181

  Diversified Financial Services (6.0%)
  Citigroup, Inc.                                        16,025,573      592,145
  John Hancock Financial
    Services, Inc.                                        8,781,900      257,310
  The Goldman Sachs Group, Inc.                           2,056,400      147,238
  Morgan Stanley                                          3,091,060      120,304
  Merrill Lynch & Co., Inc.                               2,257,700       85,680
  American Express Co.                                      146,100        5,314
  Leucadia National Corp.                                    99,200        3,721
  Household International, Inc.                             124,200        2,951
  Metropolitan Life Insurance Co.                           116,500        2,782
  Marsh & McLennan Cos., Inc.                                10,000          467

  FINANCIAL--DATA PROCESSING SERVICES (0.4%)
  Automatic Data Processing, Inc.                         2,007,100       85,362
* CheckFree Corp.                                            78,100        1,271

  FINANCIAL--SMALL LOAN (1.5%)
  SLM Corp.                                               2,911,300      299,107

  Financial--Miscellaneous (1.4%)
  Fannie Mae                                              3,883,400      259,644
  Fidelity National Financial, Inc.                         169,213        5,110

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                              SHARES        (000)
--------------------------------------------------------------------------------
Radian Group, Inc.                                          110,700        3,904
Freddie Mac                                                  37,800        2,328
MGIC Investment Corp.                                        45,600        1,913

INSURANCE--LIFE
* Prudential Financial, Inc.                                166,900        4,874
* The Principal Financial Group, Inc.                        28,400          797

INSURANCE--MULTILINE (5.2%)
  Allstate Corp.                                         14,786,544      588,209
  American International
    Group, Inc.                                           4,405,201      275,545
  St. Paul Cos., Inc.                                     2,715,800       89,078

  The Hartford Financial
    Services Group Inc.                                   2,130,927       84,172
  Old Republic International Corp.                           57,000        4,680
  Loews Corp.                                                89,200        3,848
  Torchmark Corp.                                            70,200        2,513
  CIGNA Corp.                                                65,800        2,378
  AFLAC Inc.                                                 64,300        1,957
  American Financial Group, Inc.                             27,800          644

  INSURANCE--PROPERTY-CASUALTY (0.1%)
  Progressive Corp. of Ohio                                  97,300        5,352
* Travelers Property Casualty
    Corp. Class B                                           225,872        3,054
  The PMI Group Inc.                                         69,800        2,080
  W.R. Berkley Corp.                                         53,300        1,980
* Travelers Property Casualty
    Corp. Class A                                            84,972        1,128

  REAL ESTATE INVESTMENT TRUSTS (0.1%)
  Public Storage, Inc. REIT                                 108,100        3,180
  Boston Properties, Inc. REIT                               77,500        2,767
  Hospitality Properties Trust REIT                          81,200        2,657
  Simon Property Group, Inc. REIT                            76,700        2,619
  Liberty Property Trust REIT                                75,300        2,209
  Kimco Realty Corp. REIT                                    59,700        1,809
  Duke Realty Corp. REIT                                     52,200        1,268
  Archstone-Smith Trust REIT                                 52,400        1,202
  Equity Office Properties
    Trust REIT                                               48,600        1,170
  iStar Financial Inc. REIT                                  39,800        1,130
  Annaly Mortgage
    Management Inc. REIT                                     58,600        1,027
  General Growth
  Properties Inc. REIT                                       19,400          933
  CenterPoint Properties Corp. REIT                          15,600          841
  First Industrial Realty Trust REIT                         27,400          741
  Mack-Cali Realty Corp. REIT                                21,300          615
  Developers Diversified
    Realty Corp. REIT                                        25,800          552
  Cousins Properties, Inc. REIT                              17,200          385
  Weingarten Realty Investors REIT                            9,700          360
  Trizec Properties, Inc. REIT                               32,500          330

  RENT & LEASE SERVICES--COMMERCIAL
  Ryder System, Inc. 102,700 2,357

  SAVINGS & LOAN (2.1%)
  Washington Mutual, Inc.                                11,262,549      402,749
  Golden West Financial Corp.                                74,100        5,117
  Sovereign Bancorp, Inc.                                   363,000        5,111
  Green Point Financial Corp.                               115,500        5,032
  Charter One Financial, Inc.                               157,815        4,779
  Roslyn Bancorp, Inc.                                      209,500        3,469
  Washington Federal Inc.                                   138,640        3,419
  Webster Financial Corp.                                    37,900        1,228
  Hudson City Bancorp, Inc.                                  32,000          597

  SECURITIES BROKERS & Services (0.1%)
  Countrywide Credit Industries, Inc.                       109,009     5,484
  Lehman Brothers Holdings, Inc.                             43,600     2,323
  Bear Stearns Co., Inc.                                     33,500     2,045
  First American Corp.                                       52,800     1,080
                                                                       ---------
                                                                       5,605,400
                                                                       ---------
HEALTH CARE (5.0%)
  Merck & Co., Inc.                                       6,469,900      350,927
  Bristol-Myers Squibb Co.                               14,147,700      348,175
  Wyeth                                                   3,373,500      113,012
  Schering-Plough Corp.                                   4,600,700       98,225
  HCA Inc.                                                1,953,400       84,953
  Mylan Laboratories, Inc.                                  131,700        4,145
* Health Net Inc.                                            75,000        1,755
* STERIS Corp.                                               51,700        1,372
* Renal Care Group, Inc.                                     39,100        1,238
  ICN Pharmaceuticals, Inc.                                 145,900        1,218
* Anthem, Inc.                                               18,800        1,184
* Invitrogen Corp.                                           39,100        1,088
* HealthSouth Corp.                                         192,700          838
* WebMD Corp.                                                74,300          469
* Humana Inc.                                                37,700          459
* Coventry Health Care Inc.                                  13,400          448
  Omnicare, Inc.                                             20,400          443
  Eli Lilly & Co.                                             6,700          372
                                                                       ---------
                                                                       1,010,321
                                                                       ---------

INTEGRATED OILS (9.5%)
  ConocoPhillips                                         10,474,434      508,010
  ChevronTexaco Corp.                                     7,044,243      476,402
  Occidental Petroleum Corp.                             15,834,800      451,767
  BP PLC ADR                                              9,473,972      364,274
  ExxonMobil Corp.                                        3,578,756      120,461
  Amerada Hess Corp.                                         77,200        3,960
  Unocal Corp.                                              101,600        2,808

                                                                       ---------
                                                                       1,927,682
                                                                       ---------
16

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                             SHARES        (000)
--------------------------------------------------------------------------------
OTHER ENERGY (1.8%)
  Transocean Inc.                                        11,940,031      262,442
  El Paso Corp.                                           7,184,100       55,677
* Reliant Resources, Inc.                                10,972,040       20,627
  Apache Corp.                                              115,000        6,217
  Burlington Resources, Inc.                                146,800        6,048
  XTO Energy, Inc.                                          165,400        3,978
  Devon Energy Corp.                                         68,900        3,479
* Varco International, Inc.                                  71,200        1,171
* Newfield Exploration Co.                                   32,600        1,141
  Equitable Resources, Inc.                                  25,800          919
  Ocean Energy, Inc.                                         25,800          481
  Anadarko Petroleum Corp.                                    6,600          294
362,474

MATERIALS & Processing (2.7%)
(2)   Hanson PLC ADR                                      7,826,950      179,237
      Monsanto Co.                                        5,633,200       93,117
      Dow Chemical Co.                                    3,347,800       87,009
(2)   Millennium Chemicals, Inc.                          7,368,142       68,303
(2)   Crompton Corp.                                      6,238,569       41,362
      E.I. du Pont de Nemours & Co.                         327,387       13,505
      International Paper Co.                               270,400        9,445
      Alcoa Inc.                                            235,000        5,184
      Praxair, Inc.                                          93,900        5,118
*     American Standard Cos., Inc.                           58,900        3,929
      Weyerhaeuser Co.                                       71,700        3,248
      PPG Industries, Inc.                                   68,400        3,217
      Masco Corp.                                           152,400        3,133
      Sherwin-Williams Co.                                  112,400        3,074
      Air Products & Chemicals, Inc.                         61,800        2,732
*     Pactiv Corp.                                          125,200        2,484
      Lubrizol Corp.                                         70,400        2,042
      Georgia Pacific Group                                 122,000        1,488
*     Smurfit-Stone Container Corp.                         112,400        1,462
*     Owens-Illinois, Inc.                                  107,800        1,293
      Eastman Chemical Co.                                   31,600        1,148
      Lafarge North America Inc.                             37,700        1,118
      Albemarle Corp.                                        37,300        1,049
      Precision Castparts Corp.                              53,500        1,038
*     Shaw Group, Inc.                                       66,900        1,001
*     Sealed Air Corp.                                       54,700          838
      Archer-Daniels-Midland Co.                             45,700          622
*     Energizer Holdings, Inc.                               13,600          406
      The Timken Co.                                         21,300          388
      Ball Corp.                                              7,000          339
                                                                       ---------
                                                                         538,329
                                                                       ---------
PRODUCER DURABLES (4.8%)
  The Boeing Co.                                         13,357,500      397,386
  Emerson Electric Co.                                    5,760,200      277,526
  Cooper Industries, Inc. Class A                         4,000,000      125,960
  United Technologies Corp.                               1,995,896      123,087
  Lockheed Martin Corp.                                     157,900        9,142
* Thermo Electron Corp.                                     253,300        4,658
  Deere & Co.                                                84,000        3,897
  Rockwell Collins, Inc.                                    125,700        2,832
* Xerox Corp.                                               420,800        2,794
* Novellus Systems, Inc.                                     82,200        2,598
  Pitney Bowes, Inc.                                         60,400        2,026
  Pentair, Inc.                                              60,600        2,002
  Goodrich Corp.                                            129,700        1,958
  HON Industries, Inc.                                       51,400        1,313
  KB HOME                                                    20,300          958
  Illinois Tool Works, Inc.                                  15,300          939
  Lennar Corp.                                               14,200          783
  Caterpillar, Inc.                                          19,100          780
  Northrop Grumman Corp.                                      6,400          660
  Molex, Inc.                                                21,400          565
                                                                       ---------
                                                                         961,864
                                                                       ---------

TECHNOLOGY (2.8%)
  International Business
    Machines Corp.                                        2,255,000      178,010
    Hewlett-Packard Co.                                   7,494,472      118,413
  Raytheon Co.                                            3,242,600       95,657
* Celestica, Inc.                                         6,421,900       88,622
  Texas Instruments, Inc.                                 3,612,400       57,293
* Storage Technology Corp.                                  241,800        4,275
* Computer Sciences Corp.                                   128,700        4,156
  Rockwell Automation, Inc.                                 170,000        2,814
  Motorola, Inc.                                            255,800        2,346
  Scientific-Atlanta, Inc.                                  189,700        2,316
  Applera Corp.-Applied
    Biosystems Group                                         74,000        1,497
* 3Com Corp.                                                334,000        1,409
* Emulex Corp.                                               71,500        1,283
* Unisys Corp.                                              113,200          988
* EMC Corp.                                                 185,800          949
* Jabil Circuit, Inc.                                        52,700          813
* Vishay Intertechnology, Inc.                               72,400          746
* Fairchild Semiconductor Corp.                              57,300          682
* PanAmSat Corp.                                             30,600          597
* Adaptec, Inc.                                              93,900          560
* Arrow Electronics, Inc.                                    29,500          387
  Electronic Data Systems Corp.                              24,600          371
* Perot Systems Corp.                                        32,100          342

                                                                       ---------
                                                                        564,526
                                                                       ---------
UTILITIES (11.1%)
  Entergy Corp.                                          10,498,100      462,861
  Verizon Communications                                 11,202,454      423,005
(2)Public Service Enterprise
    Group, Inc.                                          11,885,000      340,505
  Southern Co.                                            9,792,400      290,834
  American Electric
    Power Co., Inc.                                       8,842,760      226,728
(2 CenterPoint Energy Inc.                               15,899,700      112,570

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
WINDSOR II FUND                                              SHARES        (000)
--------------------------------------------------------------------------------
  Exelon Corp.                                            1,785,300       89,979
  Duke Energy Corp.                                       3,910,300       80,122
*(2)    Mirant Corp.                                     28,956,600       61,967
  SBC Communications Inc.                                 1,575,749       40,434
  AT&T Corp.                                              2,497,045       32,561
  BellSouth Corp.                                           641,300       16,770
  Sprint Corp.                                              617,500        7,669
* Comcast Corp.-Special Class A                             263,800        6,070
  Sempra Energy                                             250,300        5,542
  Constellation Energy Group, Inc.                          199,200        5,096
  Consolidated Edison Inc.                                   99,500        4,236
  Dominion Resources, Inc.                                   87,600        4,205
  CenturyTel, Inc.                                          141,200        4,000
* PG&E Corp.                                                360,600        3,913
  FirstEnergy Corp.                                         100,100        3,248
* Edison International                                      322,000        3,236
  Ameren Corp.                                               75,200        3,038
* AT&T Wireless Services Inc.                               368,300        2,530
* Cox Communications, Inc.
    Class A                                                  88,600        2,428
  Wisconsin Energy Corp.                                     98,000        2,252
  Questar Corp.                                              83,400        2,152
  NiSource, Inc.                                            111,800        1,847
  Pinnacle West Capital Corp.                                45,900        1,308
  FPL Group, Inc.                                            19,400        1,144
  Energy East Corp.                                          52,600        1,120
  NICOR Inc.                                                 33,800        1,049
  TXU Corp.                                                  56,600          812
  CMS Energy Corp.                                          102,600          803
  ALLTEL Corp.                                               15,200          756
* Qwest Communications
    International Inc.        211,300          716
  Hawaiian Electric Industries Inc.                          10,800          517
  Scana Corp.                                                12,000          350
* Adelphia Communications
    Corp. Class A                                            74,500           10
                                                                      ----------
                                                                       2,248,383
                                                                      ----------
OTHER (4.4%)
(2)   ITT Industries, Inc.                                5,869,900      381,426
  Tyco International Ltd.                                18,782,000      271,588
  General Electric Co.                                    5,506,200      139,032
  Textron, Inc.                                           2,046,600       83,911
  Honeywell International Inc.                              274,700        6,576
  Fortune Brands, Inc.                                      119,900        6,002
  3M Co.                                                     35,500        4,506
  Johnson Controls, Inc.                                     26,100        2,036
  Teleflex Inc.                                              38,400        1,615
  Lancaster Colony Corp.                                     16,500          750
                                                                      ----------
                                                                         897,442
                                                                      ----------

--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
    (Cost $18,923,903)                                                19,028,668
--------------------------------------------------------------------------------
TEMPORARY INVESTMENTS (6.2%)(1)
--------------------------------------------------------------------------------
Vanguard Index Participation
  Equity Receipts--
  Total Stock Market 4,882,800 $ 402,831

                                                        Face Amount
                                                              (000)
                                                         ----------
FEDERAL NATIONAL MORTGAGE ASSN.
(3) 1.56%, 1/8/2003                                        $ 32,000       31,903
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    1.92%, 11/1/2002                                        741,016      741,016
    1.92%, 11/1/2002--Note G                                 82,816       82,816
--------------------------------------------------------------------------------
TOTAL TEMPORARY INVESTMENTS
    (Cost $1,305,174)                                                  1,258,566
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
    (Cost $20,229,077)                                                20,287,234
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.3%)                               (68,939)
--------------------------------------------------------------------------------
NET ASSETS (100%) $20,218,295
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts and exchange-traded funds. After giving effect to these investments, the fund's effective common stock and temporary cash investment positions represent 98.1% and 2.2%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies was $1,274,875,000.

(3)Security segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
ASSETS
  Investments in Securities, at Value                                $20,287,234
  Receivables for Capital Shares Sold                                     30,065
  Other Assets--Note C                                                   113,386
                                                                   -------------
    Total Assets                                                      20,430,685
                                                                   -------------
LIABILITIES
  Payables for Investment Securities
    Purchased                                                             59,294
  Security Lending Collateral Payable to Brokers--Note G                  82,816
  Other Liabilities                                                       70,280
                                                                   -------------
  Total Liabilities                                                      212,390
                                                                   -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                    $20,218,295
================================================================================
18

                                                                          Amount
                                                                           (000)
--------------------------------------------------------------------------------
AT OCTOBER 31, 2002, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $20,943,592
Undistributed Net Investment Income                                      149,380
Accumulated Net Realized Losses--Note F                                (932,350)
Unrealized Appreciation (Depreciation)--Note F
  Investment Securities                                                   58,157
  Futures Contracts                                                        (484)
--------------------------------------------------------------------------------
NET ASSETS                                                           $20,218,295
================================================================================

Investor Shares--Net Assets
Applicable to 849,754,936 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $17,734,541
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
  INVESTOR SHARES                                                         $20.87
================================================================================

Admiral Shares--Net Assets
Applicable to 67,038,594 outstanding $.001
  par value shares of beneficial interest (unlimited authorization)   $2,483,754
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                                $37.05

STATEMENT OF OPERATIONS
This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                WINDSOR II FUND
                                                     YEAR ENDED OCTOBER 31, 2002
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
Income
  Dividends*                                                           $ 570,055
  Interest                                                                23,862
  Security Lending                                                            89
--------------------------------------------------------------------------------
Total Income                                                             594,006
-------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             29,532
    Performance Adjustment                                                 5,253
  The Vanguard Group--Note C
    Management and Administrative
      Investor Shares                                                     52,658
      Admiral Shares                                                       4,816
  Marketing and Distribution
      Investor Shares                                                      2,956
      Admiral Shares                                                         254
  Custodian Fees                                                             352
  Auditing Fees                                                               11
  Shareholders' Reports and Proxies
    Investor Shares                                                          767
    Admiral Shares                                                             8
  Trustees' Fees and Expenses                                                 28
--------------------------------------------------------------------------------
    Total Expenses                                                        96,635
    Expenses Paid Indirectly--Note D                                     (4,717)
--------------------------------------------------------------------------------
    Net Expenses                                                          91,918
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    502,088
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold*                                          (764,472)
  Futures Contracts                                                    (219,380)
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                               (983,852)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                              (2,580,878)
  Futures Contracts                                                       51,923
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                     (2,528,955)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $(3,010,719)
================================================================================
*Dividend income and realized net gain (loss) from affiliated companies of the fund were $131,269,000 and $(385,585,000), respectively.
20

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

--------------------------------------------------------------------------------
                                                           Windsor II Fund
                                                        ------------------------
                                                         Year Ended October 31,
                                                        ------------------------
                                                               2002         2001
                                                              (000)        (000)
INCREASE (DECREASE) IN NET ASSETS
Operations
  Net Investment Income                                   $ 502,088    $ 529,168
  Realized Net Gain (Loss)                                (983,852)      172,366
  Change in Unrealized Appreciation (Depreciation)      (2,528,955)  (1,976,080)
--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
  Resulting from Operations                             (3,010,719)  (1,274,546)
--------------------------------------------------------------------------------
Distributions
  Net Investment Income
    Investor Shares                                       (454,070)    (521,004)
    Admiral Shares                                         (53,970)     (11,567)

  Realized Capital Gain
    Investor Shares                                       (130,500)  (1,083,480)
    Admiral Shares                                         (13,444)           --
--------------------------------------------------------------------------------
    Total Distributions                                   (651,984)  (1,616,051)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--NOTE H
  Investor Shares                                         (543,843)       52,333
  Admiral Shares                                            890,245    2,302,955
--------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital
    Share Transactions                                      346,402    2,355,288
--------------------------------------------------------------------------------
  Total Increase (Decrease)                             (3,316,301)    (535,309)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                    23,534,596   24,069,905
--------------------------------------------------------------------------------
  End of Period                                         $20,218,295  $23,534,596
--------------------------------------------------------------------------------

Financial Highlights

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year. Windsor II Fund Investor Shares


WINDSOR FUND INVESTOR SHARES

-----------------------------------------------------------------------------------------

                                                          YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD      2002    2001    2000     1999    1998
-----------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $24.50  $27.58  $29.03   $31.07  $29.36
-----------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .51     .564     .64      .64     .65
  Net Realized and Unrealized Gain (Loss)
    on Investments                                (3.47) (1.819)    1.08      .73    3.91
-----------------------------------------------------------------------------------------
    Total from Investment Operations              (2.96) (1.225)    1.72     1.37    4.56
-----------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income            (.52)   (.585)   (.67)    (.74)   (.66)
  Distributions from Realized Capital Gains       (.15)  (1.240)  (2.50)   (2.67)  (2.19)
-----------------------------------------------------------------------------------------
    Total Distributions                           (.67)  (1.825)  (3.17)   (3.41)  (2.85)
-----------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                    $20.87  $24.50  $27.58   $29031  $31.07
=========================================================================================

TOTAL RETURN                                     -12.51%  -4.89%   7.22%    4.57%  16.51%
=========================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)           $17,735 $21,495 $24,070  $30,541 $29,639
  Ratio of Total Expenses to Average Net Assets    0.42%   0.40%   0.37%    0.37%   0.41%
  Ratio of Net Investment Income to
    Average Net Assets                             2.12%   2.10%   2.36%    2.08%   2.16%
  Portfolio Turnover Rate                            41%     33%     26%      26%     31%
=========================================================================================

--------------------------------------------------------------------------------
WINDSOR II FUND ADMIRAL SHARES
                                                    YEAR ENDED        MAY 14* TO
                                                      OCT. 31,          OCT. 31,
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD            2002              2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $43.50            $50.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
Net Investment Income                                     .944              .408
Net Realized and Unrealized Gain (Loss) on Investments  (6.167)          (6.433)
--------------------------------------------------------------------------------
Total from Investment Operations                        (5.223)          (6.025)
--------------------------------------------------------------------------------
DISTRIBUTIONS
Dividends from Net Investment Income                     (.962)           (.475)
Distributions from Realized Capital Gains                (.265)              --
--------------------------------------------------------------------------------
Total Distributions                                     (1.227)           (.475)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                          $37.05            $43.50
================================================================================
TOTAL RETURN                                            -12.44%          -12.16%
================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                    $2,484            $2,039
Ratio of Total Expenses to Average Net Assets             0.35%          0.35%**
Ratio of Net Investment Income to Average Net Assets      2.18%          1.83%**
Portfolio Turnover Rate                                     41%              33%
================================================================================
*Inception.
**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares were first issued on May 14, 2001, and are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the board of trustees to represent fair value.

     2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. FUTURES CONTRACTS: The fund uses S&P 500 Index and S&P MidCap 400 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.
     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

     5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

     6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and proxies. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Barrow, Hanley, Mewhinney & Strauss, Inc.; Equinox Capital Management, LLC; and Tukman Capital Management, Inc., provide investment advisory services to the fund for fees calculated at an annual percentage rate of average net assets. The basic fees thus computed for each adviser are subject to quarterly adjustments based on performance for the preceding three years relative to a designated market index: for Barrow, Hanley, Mewhinney & Strauss, Inc., the S&P 500/Barra Value Index; for Equinox Capital Management, LLC, the Russell 1000 Value Index; and for Tukman Capital Management, Inc., the S&P 500 Index.
     The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $624,000 for the year ended October 31, 2002.
     For the year ended October 31, 2002, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of average net assets before an increase of $5,253,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At October 31, 2002, the fund had contributed capital of $3,885,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.88% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisers to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. The fund's custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2002, directed brokerage and custodian fee offset arrangements reduced expenses by $4,702,000 and $15,000, respectively. The total expense reduction represented an effective annual rate of 0.02% of the fund's average net assets.

E. During the year ended October 31, 2002, the fund purchased $9,849,293,000 of investment securities and sold $9,193,131,000 of investment securities, other than temporary cash investments.

F. At October 31, 2002, the fund had available a capital loss carryforward of $918,354,000 to offset future net capital gains through October 31, 2010.
     At October 31, 2002, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $58,157,000, consisting of unrealized gains of $3,922,598,000 on securities that had risen in value since their purchase and $3,864,441,000 in unrealized losses on securities that had fallen in value since their purchase.

     At October 31, 2002, the aggregate settlement value of open futures contracts expiring in December 2002 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                            (000)
                                                --------------------------------
                                                AGGREGATE           UNREALIZED
                             NUMBER OF         SETTLEMENT         APPRECIATION
FUTURES CONTRACTS       LONG CONTRACTS              VALUE       (DEPRECIATION)
--------------------------------------------------------------------------------
S&P 500 Index                    1,629           $360,579              $ 1,250
S&P MidCap 400 Index               180             38,237              (1,734)
--------------------------------------------------------------------------------


Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. The market value of securities on loan to broker/dealers at October 31, 2002, was $79,509,000, for which the fund held cash collateral of $82,816,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.


H. Capital share transactions for each class of shares were:

--------------------------------------------------------------------------------
                                               YEAR ENDED OCTOBER 31,
                           -----------------------------------------------------
                                          2002                  2001
                                ---------------------    -----------------------
                                 AMOUNT       SHARES       AMOUNT      SHARES
                                  (000)        (000)        (000)        (000)
--------------------------------------------------------------------------------
Investor Shares
  Issued                    $ 2,838,280      116,530  $ 3,899,774     144,533
  Issued in Lieu of Cash
    Distributions               561,971       22,591    1,532,452      58,813
  Redeemed                   (3,944,094)    (166,688)  (5,379,893)   (198,642)
                           -----------------------------------------------------
    Net Increase (Decrease)--
        Investor Shares        (543,843)     (27,567)      52,333        4,704
                           -----------------------------------------------------
Admiral Shares
  Issued                      1,159,318       26,681    2,342,727       47,778
  Issued in Lieu of Cash
    Distributions                60,629        1,376        9,811          200
  Redeemed                     (329,702)      (7,895)     (49,583)      (1,102)
    Net Increase (Decrease)--
        Admiral Shares          890,245       20,162    2,302,955       46,876
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES OF VANGUARD WINDSOR II FUND:

In our opinion, the accompanying statement of net assets (and the statement of assets and liabilities) and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

December 4, 2002




--------------------------------------------------------------------------------
SPECIAL 2002 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD WINDSOR II FUND

This information for the fiscal year ended October 31, 2002, is included pursuant to provisions of the Internal Revenue Code.
     The fund distributed $143,944,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year, all of which is designated as a 20% rate gain distribution.
     For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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28

THE VANGUARD(R)
  Family of Funds

STOCK FUNDS
500 Index Fund
Calvert Social Index(TM) Fund
Capital Opportunity Fund
Convertible Securities Fund
Developed Markets Index Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Gold and Precious Metals Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
International Growth Fund
International Value Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Value Fund
Utilities Income Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
Global Asset Allocation Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(TM) Fund
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
Admiral(TM) Intermediate-Term Treasury Fund
Admiral(TM) Long-Term Treasury Fund
Admiral(TM) Short-Term Treasury Fund
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Preferred Stock Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
StateTax-Exempt Bond Funds (California,  Florida, Massachusetts, New Jersey, New
     York, Ohio, Pennsylvania)
Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
StateTax-Exempt  Money Market Funds  (California,  New Jersey,  New York,  Ohio,
     Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY PLAN
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High-Grade Bond Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Portfolio

For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.
     A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.
     Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the



-----------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE)            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
                       Chairman of the Board,           Chairman of the Board, Chief Executive Officer, and
JOHN J. BRENNAN*       Chief Executive Officer,         Director/Trustee of The Vanguard Group, Inc., and of each of the investment
(July 29, 1954)        and Trustee                      companies served by The Vanguard Group.
May 1987               (112)
-----------------------------------------------------------------------------------------------------------------------------------

INDEPENDENT TRUSTEES
CHARLES D. ELLIS       Trustee                          The Partners of '63 (pro bono ventures in education); Senior Adviser
(October 23, 1937)     (112)                            to Greenwich Associates (international business-strategy consulting);
January 2001                                            Successor Trustee of Yale University; Overseer of the Stern School of
                                                        Business at New York University; Trustee of the Whitehead Institute
                                                        for Biomedical Research.
-----------------------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA         Trustee                          Chairman and Chief Executive Officer (since October 1999), Vice
(December 23, 1945)    (90)                             Chairman (January-September 1999), and Vice President (prior to
December 2001                                           December 2001 September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol, Inc. (electronic components), and Agere Systems
                                                        (communications components); Board Member of the American Chemistry
                                                        Council; and Trustee of Drexel University.
-----------------------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN HEISEN Trustee                          Vice President, Chief Information Officer, and Member of the Executive
(January 25, 1950)     (112)                            Committee of Johnson & Johnson (pharmaceuticals/consumer products);
July 1998                                               Director of the Medical Center at Princeton and Women's Research
                                                        and Education Institute.
-----------------------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL      Trustee                          Chemical Bank Chairman's Professor of Economics, Princeton
(August 28, 1932)      (110)                            University; Director of Prudential Insurance Co. of America, BKF Capital
May 1977                                                (investment management), The Jeffrey Co. (a holding company), and NeuVis,
                                                        Inc. (a software company).
-----------------------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.  Trustee                          Chairman, President, Chief Executive Officer, and Director of NACCO
(October 8, 1941)      (112)                            Industries, Inc. (forklift trucks/housewares/lignite); Director of Goodrich
                                                        January 1993 Corporation
                                                        (industrial
                                                        products/aircraft
                                                        systems and services);
                                                        Director of the Standard
                                                        Products Company (a
                                                        supplier for the
                                                        automotive industry)
                                                        until 1998.
-----------------------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON     Trustee                          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(March 2, 1936)        (112)                            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
                                                        April 1985 Corp. (paper products), and AmerisourceBergen Corp.
                                                        (pharmaceutical distribution); Trustee of Vanderbilt University.

activities of the funds. Among board members' responsibilities are selecting investment advisers for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

     Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


-----------------------------------------------------------------------------------------------------------------------------------
NAME                    POSITION(S) HELD WITH FUND
(DATE OF BIRTH)         (NUMBER OF VANGUARD FUNDS
TRUSTEE/OFFICER SINCE   OVERSEEN BY TRUSTEE)            PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------
R. GREGORY BARTON      Secretary                        Managing Director and General Counsel of The Vanguard Group, Inc.
(April 25, 1951)       (112)                            (since September 1997); Secretary of The Vanguard Group, and of each
June 2001                                               of the investment companies served by The Vanguard Group; Principal of The Vanguard Group (prior to September 1997).
-----------------------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS      Treasurer                        Principal of The Vanguard Group, Inc.; Treasurer of each of the investment
(May 21, 1957)         (112)                            companies served by The Vanguard Group.
July 1998
-----------------------------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

VANGUARD SENIOR MANAGEMENT TEAM
MORTIMOR J. BUCKLEY, Information Technology.
JAMES H. GATELY, Director Investor Services.
KATHLEEN C. GUBANICH, Human Resources.
IAN A. MACKINNON, Fixed Income Group.
F. WILLIAM MCNABB, III, Instititional Investor Group.
MICHAEL S. MILLER, Planning and Developement.
RALPH K. PACKARD, Chief Finanaicl Officer.
GEORGE U. SAUTER, Quantitative Equity Group.
--------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
--------------------------------------------------------------------------------

Vanguard,  The  Vanguard  Group,   Vanguard.com,   Admiral,   Explorer,  Morgan,
LifeStrategy,   STAR,  Wellesley,   Wellington,   Windsor,   Consolidated  View,
PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R) and S&P MidCap 400 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


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are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current
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     To receive a free copy of the  prospectus  or the  Statement of  Additional
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Q730 122002